As filed with the Securities and Exchange Commission on July 9, 2010
Registration No. 333-
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.     ☐     Post-Effective Amendment No.     ☐
(Check appropriate box or boxes)
Pacific Select Fund
(Exact Name of Registrant as Specified in Charter)
700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of Principal Executive Offices)          (Zip Code)
Registrant’s Telephone Number, including Area Code: (949) 219-6767
Robin S. Yonis
Vice President and General Counsel
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and Address of Agent for Service)
Copies to:
Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration statement becomes effective.
It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485b under the Securities Act of 1933.
No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

PACIFIC SELECT FUND
700 Newport Center Drive
Post Office Box 7500
Newport Beach, California 92660

August 9, 2010

Dear Variable Contract Owner:

We are pleased to enclose a Notice of Special Meeting of Shareholders of the Equity Portfolio of the Pacific Select Fund (the “Fund”). The meeting is scheduled to be held at the office of Pacific Life Insurance Company, located at 700 Newport Center Drive, Newport Beach, California 92660, at 9:00 a.m. Pacific time, on October 5, 2010.

The purpose of the meeting is to seek your approval of a reorganization (the “Reorganization”) of the Equity Portfolio with and into the Main Street® Core Portfolio (each a “Portfolio” and collectively, the “Portfolios”), each of which is a Portfolio of the Fund. If the Reorganization is approved by shareholders, all of the assets and liabilities of the Equity Portfolio would be acquired by the Main Street Core Portfolio.

The Main Street Core Portfolio is advised by Pacific Life Fund Advisors LLC and sub-advised by OppenheimerFunds, Inc. (“Oppenheimer”). The Main Street Core Portfolio’s investment goal is to seek long-term growth of capital and income. The Main Street Core Portfolio principally invests in common stocks of U.S. companies with large market capitalizations. Oppenheimer uses fundamental research and quantitative models to select securities for the Portfolio, which is comprised of both growth and value stocks.

If approved by shareholders, the Reorganization will result in the Equity Portfolio shareholders moving from a growth-focused portfolio into a portfolio with both growth and value characteristics. Upon the Reorganization, you would have a beneficial interest in a larger portfolio with a similar investment goal. Upon the Reorganization, you would beneficially own shares of the Main Street Core Portfolio having an aggregate net asset value equal to the aggregate net asset value of your investment in the Equity Portfolio.

The accompanying Proxy Statement/Prospectus describes the proposed Reorganization and compares various aspects of the Portfolios for your evaluation. The Board of Trustees of the Fund approved the proposed Reorganization and recommends that shareholders vote FOR the Reorganization.

Please take the time to read the Proxy Statement/Prospectus and cast your vote. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James T. Morris
Chairman of the Board of Trustees

Mary Ann Brown
Chief Executive Officer of the Fund

PACIFIC SELECT FUND
700 Newport Center Drive
Post Office Box 7500
Newport Beach, California 92660

Notice of Special Meeting of Shareholders
of the Equity Portfolio

Scheduled for October 5, 2010

Dear Variable Contract Owner:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the Equity Portfolio, a portfolio of the Pacific Select Fund (the “Fund”), is scheduled for October 5, 2010 at 9:00 a.m. Pacific time, at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

(1)	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Equity Portfolio by the Main Street Core Portfolio; and

(2)	To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

The Board of Trustees of the Fund (the “Board”) has fixed the close of business on July 23, 2010, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Equity Portfolio on the record date are entitled to vote as though they were shareholders of the Portfolio. Your attention is called to the accompanying Proxy Statement/Prospectus.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed voting instruction promptly, vote telephonically by calling (866) 406-2290 or vote on the Internet by logging onto www.proxyonline.com and following the online instructions. The Board recommends that shareholders vote in favor of Proposal 1.

Please respond—your vote is important. Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. If you vote by mail, only voting instructions received by 9:00 a.m. Eastern time (6:00 a.m. Pacific time) on October 4, 2010 at the address shown on the enclosed postage paid envelope, will be counted. If you vote by telephone or Internet, only votes cast by 11:59 p.m. (8:59 p.m. Pacific time) on October 4, 2010, will be counted.

By Order of the Board

Audrey L. Milfs
Secretary

August 9, 2010

PACIFIC SELECT FUND
PROXY STATEMENT/PROSPECTUS

August 9, 2010

PROXY STATEMENT/PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR
October 5, 2010

Pacific Select Fund
700 Newport Center Drive
Post Office Box 7500
Newport Beach, California 92660

Equity Portfolio, a portfolio of Pacific Select Fund (the “Fund”)

Relating to the Reorganization into

Main Street Core Portfolio, a portfolio of the Fund

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a Special Meeting of shareholders (“Meeting”) of the Equity Portfolio, a separate portfolio of the Fund, to be held on October 5, 2010. As more fully described in this Proxy Statement/Prospectus, the purpose of the Meeting is to vote on a proposed reorganization (“Reorganization”) of the Equity Portfolio with and into the Main Street Core Portfolio, another separate portfolio of the Fund (each a “Portfolio” and collectively, the “Portfolios”). The Equity Portfolio may also be referred to as the “Acquired Portfolio” and the Main Street Core Portfolio may also be referred to as the “Surviving Portfolio”.

Each Portfolio is available only as an underlying investment vehicle for variable life insurance and annuity products (each a “Variable Contract” and collectively, “Variable Contracts”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) or Pacific Life & Annuity Company (“PL&A”). Variable Contract owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The insurance company that uses the Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio’s shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners. Accordingly, for ease of reference throughout this Proxy Statement/Prospectus, Variable Contract holders will be referred to as “shareholders” of the Portfolios.

Under a Plan of Reorganization (the “Plan”), the Equity Portfolio would transfer its assets to the Main Street Core Portfolio in exchange for shares of beneficial interest of the Main Street Core Portfolio and the assumption by the Main Street Core Portfolio of all of the Equity Portfolio’s liabilities. The Equity Portfolio would then distribute shares of the Main Street Core Portfolio to shareholders of the Equity Portfolio so that each shareholder would receive a number of full and fractional shares of the Main Street Core Portfolio with an aggregate value equal to the aggregate value of the number of full and fractional shares of the Equity Portfolio held by such shareholder immediately prior to the Reorganization. The Equity Portfolio would then hold no assets and would be liquidated. The closing date is currently scheduled for October 29, 2010, or such other date as the parties may agree (“Closing Date”).

Because you, as a shareholder of the Equity Portfolio, are being asked to approve the Plan that would result in a transaction giving you a beneficial interest in shares of the Main Street Core Portfolio, this document also serves as a Prospectus for the Main Street Core Portfolio.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth the information that a shareholder should know in considering the Reorganization. A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated August 9, 2010, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. For a more detailed discussion of the investment goals, strategies and restrictions of the Portfolios, see the Fund’s prospectus, dated May 1, 2010, as supplemented, which is incorporated herein by reference. The Fund’s statement of additional information, dated May 1, 2010, as supplemented, is incorporated herein by reference. The Fund also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information. The most recent annual and semi-annual reports for the Fund, dated December 31, 2009 and June 30, 2009, respectively, are incorporated herein by reference. A copy of the current prospectus, statement of additional information, annual report and semi-annual report for the Fund may each be obtained without charge by calling 1-800-722-4448 for Pacific Life variable annuity contract owners, 1-800-800-7681 for Pacific Life variable life insurance policy owners, 1-800-748-6907 for PL&A variable annuity contract owners, and 1-888-595-6997 for PL&A variable life insurance policy owners.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and files reports, proxy materials and other information with the SEC. You can copy and review information about each Portfolio and the Fund, including the prospectus, statement of additional information, annual and semi-annual reports, proxy materials and other information at the SEC’s Public Reference Room, 100 F Street N.E., Room 1580, Washington, D.C. 20549-1520. You may obtain information from the Public Reference Room by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The SEC has not approved or disapproved these securities, or determined that this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully, including the Appendices and review the Plan, which is attached as Appendix B. Also, you should consult the Fund’s prospectus, dated May 1, 2010, as supplemented, for more information about the Main Street Core Portfolio.

The Proposed Reorganization

At a meeting held on June 22 and 25, 2010, the Board of Trustees of the Fund (the “Board”) approved the Plan. Subject to shareholder approval, the Plan provides for:

•	the transfer of all of the assets of the Equity Portfolio to the Main Street Core Portfolio in exchange for shares of the Main Street Core Portfolio;

•	the assumption by the Main Street Core Portfolio of all of the liabilities of the Equity Portfolio;

•	the distribution of shares of the Main Street Core Portfolio to the shareholders of the Equity Portfolio so that each shareholder will receive a number of full and fractional shares of the Main Street Core Portfolio with an aggregate value equal to the aggregate value of the number of full and fractional shares of the Equity Portfolio held by such shareholder; and

•	the complete liquidation of the Equity Portfolio.

The Reorganization is expected to be effective as of the close of business on October 29, 2010, or such other date as the parties may agree (the “Closing Date”). As a result of the Reorganization, each shareholder of the Equity Portfolio would become a shareholder of the Main Street Core Portfolio. Each shareholder would hold, immediately after the Reorganization, shares of the Main Street Core Portfolio having an aggregate value equal to the aggregate value of the shares of the Equity Portfolio held by that shareholder immediately prior to the Reorganization.

In considering whether to approve the Reorganization, please note:

•	The Portfolios have similar investment goals. The Equity Portfolio seeks capital appreciation; current income is of secondary importance. The Main Street Core Portfolio seeks long-term growth of capital and income.

•	The Portfolios have similar investment strategies, characteristics and holdings. See the Comparison of Investment Goals, Main Investments, Principal Risks and Management Differences section for information on strategies, characteristics and holdings.

•	The Main Street Core Portfolio is categorized by Morningstar® as large-cap blend and the Equity Portfolio is categorized as large-cap growth. The Main Street Core Portfolio principally invests in common stocks of U.S. companies with large market capitalizations. The Equity Portfolio invests at least 80% of its assets in equity securities and principally invests in common stocks of companies with large market capitalizations (those with market capitalizations greater than $1.5 billion).

•	The Main Street Core Portfolio has better performance than the Equity Portfolio for the five- and ten-year periods ended December 31, 2009 and for the quarter ended March 31, 2010, although it has lower performance for the one-year period ended December 31, 2009. See the Comparison of Portfolio Performance section for information on performance.

•	Each Portfolio has the same investment adviser, Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”); The Main Street Core Portfolio is sub-advised by OppenheimerFunds, Inc. (“Oppenheimer”), which will be responsible for the day-to-day management of the combined Portfolio after the Reorganization; the disappearing Equity Portfolio is sub-advised by Capital Guardian Trust Company (“Capital Guardian,” and together with Oppenheimer, the “Portfolio Managers”). See Additional Information About the Portfolios section for information on the Adviser and Portfolio Manager.

•	The Main Street Core Portfolio is the larger portfolio (net assets of $1.1 billion for the Main Street Core Portfolio versus approximately $131.4 million for the Equity Portfolio, as of May 31, 2010).

•	Compared to the Equity Portfolio, the Main Street Core Portfolio has the same advisory fee and a lower total expense ratio. See the Annual Fund Operating Expenses table for information on fees. See the Annual Fund Operating Expenses table for information on fees.

•	The Reorganization will be a non-taxable event for Variable Contract Owners. See Information About the Reorganization — Tax Considerations section for additional information.

A separate prospectus/proxy statement is concurrently being sent to shareholders of the Multi-Strategy Portfolio, another series of the Pacific Select Fund, requesting their approval of a similar proposal to merge the equity portion of the assets and liabilities of the Multi-Strategy Portfolio into the Main Street Core Portfolio (the “Multi-Strategy Reorganization”) effective on or about the Closing Date. The proposed Reorganization and the Multi-Strategy Reorganization are not contingent upon each other, and it is possible that both, one or none of the reorganizations will be approved.

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Equity Portfolio. With respect to the Equity Portfolio, a majority of the outstanding shares means the lesser of (a) 67% or more of the shares of the Equity Portfolio present at the meeting if more than 50% of the outstanding shares of the Equity Portfolio are represented in person or by proxy at the meeting; or (b) more than 50% of the shares of the Equity Portfolio. The Equity Portfolio must have a quorum to conduct its business at the Meeting. Holders of 30% of the outstanding shares of the Equity Portfolio present in person or by proxy shall constitute a quorum.

AFTER CAREFUL CONSIDERATION, THE BOARD APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses that shareholders pay in connection with investing in the Portfolios and the fees that PLFA pays each Portfolio Manager.

Advisory Fees

Each Portfolio pays PLFA an advisory fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the annual effective advisory fee rate paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets:

Effective Advisory Fee Rate
Portfolio	(as a % of Average Daily Net Assets)

Equity Portfolio	0.45%
Main Street Core Portfolio	0.45%

Accordingly, if the Reorganization is approved, shareholders will bear the same effective advisory fee on their assets currently attributable to the Equity Portfolio.

Sub-Advisory Fees

PLFA pays each Portfolio Manager a sub-advisory fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the annual effective sub-advisory fee rate paid by PLFA to the Portfolio Managers for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets:

		Effective
		Sub-Advisory Fee Rate
	Portfolio Manager	(as a % of Average
Portfolio	(Sub-Adviser)	Daily Net Assets)

Equity Portfolio	Capital Guardian	0.34%
Main Street Core Portfolio	Oppenheimer	0.23%

Expense Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios and the estimated Main Street Core Portfolio pro forma expenses giving effect to the proposed Reorganization. Expenses in the first two rows are based upon the annualized operating expenses incurred by the Portfolios for the year ended December 31, 2009. Main Street Core Portfolio pro forma fees reflected in the third row below show estimated fees of the Main Street Core Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Main Street Core Portfolio pro forma fees reflected in the last row show estimated fees of the Main Street Core Portfolio after giving effect to the proposed Reorganization and the Multi-Strategy Reorganization as adjusted to reflect contractual changes. Main Street Core Portfolio pro forma numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and Pacific Life and/or PL&A. The Portfolios are not parties to that Variable Contract. The Portfolios are merely investment options made available to you by Pacific Life and/or PL&A under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus or disclosure statement.

Annual Fund Operating Expenses
as of December 31, 2009
(expenses that you pay each year as a percentage of the value of your investment)

					Total Annual
			Service	Other	Operating
Portfolio		Advisory Fee	Fee	Expenses	Expenses

1	Equity Portfolio	0.45%	0.20%	0.04%	0.69%
2	Main Street Core Portfolio	0.45%	0.20%	0.03%	0.68%
3	Main Street Core Portfolio pro forma (the combined portfolio assuming the Reorganization occurred)	0.45%	0.20%	0.03%	0.68%
4	Main Street Core Portfolio pro forma (the combined portfolio assuming both the Reorganization and the Multi-Strategy Reorganization occurred)	0.45%	0.20%	0.03%	0.68%

Examples

The following examples are intended to help you compare the cost of investing in the Equity Portfolio, the Main Street Core Portfolio, the combined Main Street Core Portfolio on a pro forma basis as described below. Each example assumes that you invest $10,000 in each Portfolio and in the combined Portfolio (i) after the Reorganization and (ii) after both the Reorganization and the Multi-Strategy Reorganization, for the time periods indicated, that your investment has an average return of 5%, that all dividends and distributions are reinvested, and that each Portfolio’s operating expenses remain the same as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

The examples do not reflect fees and expenses of any Variable Contract, and would be higher if they did. Keep in mind, this is only an estimate; actual expenses and performance may vary.

Portfolio	1 Year	3 Years	5 Years	10 Years

Equity Portfolio	$70	$221	$384	$859
Main Street Core Portfolio	$69	$218	$379	$847
Main Street Core pro forma (the combined portfolio assuming the Reorganization occurred)	$69	$218	$379	$847
Main Street Core pro forma (the combined portfolio assuming both the Reorganization and the Multi-Strategy Reorganization occurred)	$69	$218	$379	$847

General Information

Prior to the Reorganization, certain holdings of the Equity Portfolio will be sold and other holdings purchased to facilitate the Reorganization. Such purchases and sales may result in increased transaction costs for the Equity Portfolio and the realization of taxable gains or losses for the Equity Portfolio. Brokerage fees and certain other transaction costs are part of the cost of the holdings purchased or sold (and are not considered expenses of the Reorganization). Following the Reorganization, certain holdings of the Equity Portfolio that are transferred to the Main Street Core Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for the Main Street Core Portfolio, and the realization of taxable gains or losses for the Main Street Core Portfolio.

COMPARISON OF INVESTMENT GOALS, MAIN INVESTMENTS, PRINCIPAL RISKS
AND MANAGEMENT DIFFERENCES

The following summarizes the investment goal, main investments, principal risks, and management differences between the Equity and the Main Street Core Portfolios:

	Equity Portfolio	Main Street Core Portfolio
	(Acquired Portfolio)	(Surviving Portfolio)

Investment Goal	The Portfolio seeks capital appreciation; current income is of secondary importance.	The Portfolio seeks long-term growth of capital and income.

Main Investments and Strategies
The Portfolio invests at least 80% of its assets in equity securities. The portfolio primarily invests in common stocks of companies with large market capitalizations (those with market capitalizations greater than $1.5 billion).

The portfolio manager will seek to invest primarily in securities that exhibit one or more “growth” characteristics relative to the U.S. stock market. The “growth” characteristics include securities exceeding the market (rate of growth) in at least one of the following categories: earnings, unit sales, revenue or cash flow.

The Portfolio principally invests in common stocks of U.S. companies with large market capitalizations.

The portfolio manager uses fundamental research and quantitative models to select securities for the portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general, the selection process currently uses:

• a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The manager may also consider an industry’s outlook, market trends and general economic conditions.

• quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

Portfolio Construction — the portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The manager seeks to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. The manager will consider selling securities when:

• the stock price is approaching a target price set by the manager;

• the company’s competitive position deteriorates;

	Equity Portfolio	Main Street Core Portfolio
	(Acquired Portfolio)	(Surviving Portfolio)

• the manager is not confident about the company’s management or decisions; or • the manager has identified alternative investment opportunities it believes are more attractive.
Principal Risks	Investment discretion risk Market and regulatory risk Price volatility risk – large-capitalization companies – growth companies	Investment discretion risk Market and regulatory risk Price volatility risk – large-capitalization companies – growth companies – value companies

Investment Adviser	PLFA	PLFA

Portfolio Manager (Sub-Adviser)	Capital Guardian	Oppenheimer

Persons Responsible For Management	Todd S. James, Alan J. Wilson, Eric H. Stern	Manind Govil, CFA, Benjamin Ram

Comparison of Portfolio Characteristics

The following table compares certain characteristics of the Portfolios as of March 31, 2010 except where otherwise noted:

	Equity Portfolio	Main Street Core Portfolio
	(Acquired Portfolio)	(Surviving Portfolio)

Net Assets	$146,605,430	$1,378,702,186
Number of Holdings	75	65
Portfolio Turnover Rate[1]	49.03%	122.82%
Average Market Capitalization of Companies in the Portfolio	$56.6 Billion	$61.8 Billion

Top 5 Industries (as % of total investments)	Information Technology 27.99%	Information Technology 17.11%
	Health Care 19.85%	Financials 15.94%
	Consumer Discretionary 12.94%	Consumer Discretionary 13.13%
	Consumer Staples 9.92%	Health Care 12.87%
	Financials 7.55%	Industrials 12.83%

Portfolio Composition (as a % of net assets)	Common Stocks 98.7%	Common Stocks 98.2%
	Short-Term Investment 1.3%	Short-Term Investment 1.9%
	Other Assets & Liabilities (net) (0.0%)	Other Assets & Liabilities (net) (0.1%)

Top 10 Holdings (as a % of net assets)	Google Inc ‘A’ 3.68%	Philip Morris International Inc 4.16%
	Apple Inc 3.57%	Apple Inc 3.51%
	Cerner Corp 3.40%	Occidental Petroleum Corp 3.12%
	PepsiCo Inc 3.36%	Chevron Corp 2.97%
	Celgene Corp 3.25%	eBay Inc 2.90%
	Target Corp 2.94%	McDonald’s Corp 2.75%
	Cisco Systems Inc 2.85%	The AES Corp 2.52%
	Baxter International Inc 2.62%	General Mills Inc 2.52%
	Schlumberger Ltd 2.62%	Merck & Co 2.45%
	The Goldman Sachs Group Inc 2.58%	QUALCOMM Inc 2.41%

[1]	For the one-year period ended 12/31/2009.

Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios

As you can see from the tables above, the investment goals and strategies of the Portfolios are similar. Both Portfolios invest primarily in equity securities. The Main Street Core Portfolio invests primarily in equity securities of companies with large market capitalizations. The Equity Portfolio invests at least 80% of its assets in equity securities and primarily in common stocks of companies with large market capitalizations. Additionally, both the Main Street Core Portfolio and the Equity Portfolio are classified as diversified, which means that the Portfolios hold securities of a greater number of issuers than a non-diversified portfolio.

Because the Portfolios have investment goals and strategies that are similar, many of the risks of investing in the Main Street Core Portfolio are the same as the risks of investing in the Equity Portfolio.

Risks and Risk Definitions

As with any mutual fund, the value of the Portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The Portfolios may be affected by the following principal risks, among others, depending on what the Portfolio invests in and what strategy it uses as noted above in the Comparison of Investment Goals, Main Investments, Principal Risks and Management Differences section:

•    investment discretion risk — there is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the Portfolio’s investment objective, which could have an adverse impact on the Portfolio’s performance.

•    market and regulatory risk — events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the Portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•    price volatility risk — the market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably, as a result of market conditions or for reasons specific to a particular issuer. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events. Due to the complexities and interdependencies of markets, events in one market or sector may adversely impact other markets or sectors.

large-capitalization companies are companies that tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize companies with smaller market capitalizations.

growth companies have the potential for above average or rapid growth but may give the Portfolio a higher risk of price volatility than investments in “undervalued” companies.

The Main Street Core Portfolio may also be affected by the following type of price volatility risk:

value companies are companies that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

In addition to the principal risks discussed above, the Main Street Core Portfolio may be affected by the following risks:

•    derivatives and synthetics risk — derivatives and synthetics can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk).

•    leverage risk — leverage can cause the Portfolio to lose more than the principal amount invested. Leverage can magnify the Portfolio’s gains and losses and therefore increase its volatility.

•    forward commitment risk — securities whose terms are determined on a date in the future of transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities, or in the case of mortgages, pools of mortgage pass-through securities specified in the forward commitment, and default of the counter-party.

COMPARISON OF PORTFOLIO PERFORMANCE

The bar charts below show how each Portfolio’s performance has varied over the past 10 years and provides some indication of the risk of investing in the Portfolio. The table below compares Portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any Variable Contract, and would be lower if they did. Past performance is not a guarantee of future results.

Year-By-Year Total Returns

Equity Portfolio

The bar chart shows the performance of the Equity Portfolio for each year during the last 10 years.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period: 2nd quarter 2009: 17.69%; 4th quarter 2008: (27.23%)

Main Street Core Portfolio

The bar chart shows the performance of the Main Street Core Portfolio for each year during the last 10 years.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period: 2nd quarter 2009: 18.84%; 4th quarter 2008: (22.65%)

Average Annual Total Return
(as of December 31, 2009)

The table below compares each Portfolio’s performance to its benchmark index. The Equity Portfolio’s benchmark index is the Russell 1000 Growth Index. The Main Street Core Portfolio’s benchmark index is the S&P 500 Index.

	Quarter Ended
	3/31/10
	(not annualized)[1]	1 Year	5 Years	10 Years

Equity Portfolio	4.56%	35.23%	(0.42%)	(5.79%)
Main Street Core Portfolio	5.20%	29.36%	0.16%	(1.58%)
Russell 1000 Growth Index (reflects no deductions for fees, expenses, or taxes)	4.65%	37.21%	1.63%	(3.99%)
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	5.39%	26.46%	0.42%	(0.95%)

[1]	Unaudited

For a discussion by the Portfolio Manager regarding the performance of the Main Street Core Portfolio for the fiscal year ended December 31, 2009, see Appendix A to this Proxy Statement/ Prospectus. Additional information regarding the Main Street Core Portfolio is included in Appendix C to this Proxy Statement/ Prospectus.

Relative Performance

The following table shows, for the periods shown, the average annual total return for each Portfolio and its applicable benchmark index. An index has an inherent performance advantage over the Portfolios since the index has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Returns do not reflect fees and expenses of any Variable Contract, and would be lower if they did. Each Portfolio’s past performance is not a guarantee of future results.

			Russell
Calendar Year Ended			1000
(as of December 31, each year	Equity Portfolio	Main Street Core Portfolio	Growth	S&P 500
unless otherwise noted)	(Acquired Portfolio)[1]	(Surviving Portfolio)[2]	Index[3]	Index[4]

2010 (quarter ended 3/31/10) (not annualized)[5]	4.56%	5.20%	4.65%	5.39%
2009	35.23%	29.36%	37.21%	26.46%
2008	(41.12%)	(38.87%)	(38.44%)	(37.00%)
2007	6.27%	4.40%	11.81%	5.49%
2006	8.65%	15.18%	9.07%	15.78%
2005	6.53%	5.99%	5.26%	4.91%
2004	5.14%	9.54%	6.30%	10.87%
2003	24.33%	26.96%	29.75%	28.67%
2002	(26.51%)	(28.40%)	(27.88%)	(22.09%)
2001	(21.76%)	(8.87%)	(20.42%)	(11.88%)
2000	(25.17%)	(6.71%)	(22.42%)	(9.11%)

[1]	Capital Guardian began managing the Portfolio on May 1, 2005 and some investment policies changed at that time. Other firms managed the Portfolio before that date.

[2]	Oppenheimer began managing the Portfolio on January 1, 2003. Other firms managed the Portfolio before that date.

[3]	The Russell 1000 Growth Index is the benchmark index for the Equity Portfolio. The Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.

[4]	The S&P 500 Index is the benchmark index for the Main Street Core Portfolio. The S&P 500 Index is an index of the stocks of approximately 500 large capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[5]	Unaudited.

INFORMATION ABOUT THE REORGANIZATION

The Plan of Reorganization.  The terms and conditions under which the proposed transaction may be consummated are set forth in the Plan of Reorganization (the “Plan”). Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B.

The Plan provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Equity Portfolio in exchange for shares of beneficial interest of the Main Street Core Portfolio and the assumption by the Main Street Core Portfolio, as provided for in the Plan; of all of the Equity Portfolio’s liabilities; (ii) the distribution of shares of the Main Street Core Portfolio to shareholders of the Equity Portfolio, as provided for in the Plan; and (iii) the complete liquidation of the Equity Portfolio.

The Reorganization is expected to be effective as of the close of business on the Closing Date. As a result of the Reorganization, each shareholder of the Equity Portfolio would hold, immediately after the Reorganization, shares of the Main Street Core Portfolio having an aggregate value equal to the aggregate value of the number shares of the Equity Portfolio held by that shareholder immediately prior to the Reorganization. Until the Closing Date, shareholders of the Equity Portfolio will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests for the redemption of shares of the Main Street Core Portfolio.

The obligations of the Portfolios under the Plan are subject to various conditions, including approval of the shareholders of the Equity Portfolio. The Plan also requires that each of the Portfolios takes, or causes to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be terminated by resolution of the Board or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Plan.

Reasons for the Reorganization.  The proposed Reorganization was presented to the Board for consideration and approval at a meeting on June 22 and 25, 2010. At the Meeting, as discussed further below, the Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940) (the “Independent Trustees”) reviewed, with the assistance of independent counsel, the Adviser’s recommendation for the Reorganization, the principal terms and conditions of the Plan of Reorganization, and certain other materials provided by the Adviser regarding the Reorganization. For the reasons discussed below, the Board, including all of the Independent Trustees, determined that the proposed Reorganization is in the best interests of both the Equity Portfolio and the Main Street Core Portfolio and their shareholders. The Board also determined that the interests of the shareholders of both the Equity Portfolio and the Main Street Core Portfolio will not be diluted as a result of the proposed Reorganization.

As shareholders of the Main Street Core Portfolio, these shareholders will continue to be able to exchange shares of the Main Street Core Portfolio into shares of other portfolios offered by the Fund subject to investment options available to them under their applicable Variable Contracts. A list of the current portfolios offered by the Fund is attached as Appendix D.

Board Considerations.  In considering the Reorganization, the Trustees took into account a number of factors. Some of the more prominent considerations are discussed further below. The Trustees considered the very small assets of the Equity Portfolio and various considerations that led the Adviser to conclude that the Equity Portfolio is not expected to achieve significant asset growth in the foreseeable future so as to be viable in the long-term or to achieve economies of scale which would lower the expense ratio. The Trustees also took into account the relative poor performance of the Equity Portfolio in recent years, as well as the recent departures of portfolio management personnel at the sub-adviser, Capital Guardian.

In considering the potential merits of the Reorganization, the Trustees considered that the investment objective, policies and strategies, of the Main Street Core Portfolio are not materially different from those of the Equity Portfolio and took into account the similarity of holdings. The Trustees considered the similarity of management and compliance oversight, noting that PLFA is also investment adviser to the Main Street Core Portfolio, but that there will be a change in sub-adviser as OppenheimerFunds is the sub-adviser to the Main Street Core Portfolio. The Trustees considered that Main Street Core Portfolio, and in particular the new portfolio management team for the Main Street Core Portfolio, has had better long-term performance than the Equity Portfolio. In addition, the Trustees considered that the Main Street Core Portfolio has the same advisory fee as the Equity Portfolio and that the total expenses paid by shareholders of both the Equity Portfolio and the Main Street Core Portfolio were not expected to increase as a result of the Reorganization. The Trustees also considered that Variable Contract holders that invest in either the Equity Portfolio or the Main Street Core Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization. The Trustees reviewed the expected impact of the Reorganization both on a stand-alone basis and assuming that the Multi-Strategy Reorganization is also affected. In addition, the Trustees considered that the Main Street Core Portfolio is much larger than the Equity Portfolio.

The Trustees also considered other possible alternatives to the Reorganization, including the liquidation of the Equity Portfolio or a change in subadviser. The Trustees considered that as an investment option in a variable annuity, the Equity Portfolio could not easily be liquidated and that the Reorganization will allow the Equity Portfolio shareholders to continue to benefit from professional management of their assets. With regard to a potential change in sub-adviser of the Equity Portfolio, the Trustees noted that the adviser had represented that a sub-adviser change was not likely to increase the ability of the Portfolio to attract assets in the foreseeable future, as there were other better performing options within the Fund that would likely remain preferable to investors.

The Trustees also considered the fact that the Reorganization will be structured so as not to result in any dilution of the interests of any shareholders and that the Adviser had agreed to bear 75% of the costs and expenses of the Reorganization, with the Equity Portfolio bearing the remainder of the costs and expenses of the Reorganization. In addition, the Trustees considered the benefits that may be realized by the Adviser or the subadviser to the Main Street Core Portfolio as a result of the Reorganization as well as any potential conflicts of interest relating to the adviser’s recommendation in favor of the Reorganization.

After consideration of the factors noted above, together with other factors and information considered as relevant, the Board determined that the Reorganization is in the best interests of the Equity Portfolio and the Main Street Core Portfolio shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION OF THE EQUITY PORTFOLIO WITH AND INTO THE MAIN STREET CORE PORTFOLIO.

Tax Considerations.  The Reorganization will not cause the Variable Contract holders who invest in the Equity Portfolio or the Main Street Core Portfolio to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan or Reorganization. As a condition to the Closing of the Reorganization, each Portfolio will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will not cause the Variable Contract holders who invest in the Equity Portfolio or the Main Street Core Portfolio to recognize any gain or loss for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by Pacific Life and PL&A.

Expenses of the Reorganization.  PLFA, investment adviser to the Fund, will bear 75% of the expenses of the Reorganization and the Equity Portfolio will bear 25% of the expenses of the Reorganization. The costs of the Reorganization shall include: preparation of the Proxy Statement/Prospectus, printing and distributing the Surviving Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, the costs of solicitation of voting instructions and any necessary filings with the SEC, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. These expenses are considered extraordinary expenses and fall outside of the Acquired Portfolio’s expense limitation agreement. Brokerage fees and certain other transaction costs associated with the purchase and sale of holdings of the Equity Portfolio, either prior to or after the Reorganization, whether or not in connection with the restructuring of the Equity Portfolio or the Acquiring Portfolio, are not considered expenses of the Reorganization. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, Internet or in person. The Altman Group, Inc. has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to owners of Variable Contracts).

Unresolved Legal Claims.  The Fund asserted a claim arising from losses it incurred during 2008 in connection with its securities lending activities. This claim has not been resolved as of the date of this Proxy

Statement/Prospectus. The potential for success on this claim cannot be reasonably predicted or quantified. If any rewards were to result from this claim for the benefit of the Equity Portfolio, such benefits would likely be received after the Closing Date and therefore would inure to the benefit of the Main Street Core Portfolio.

Future Allocation of Premiums.  Shares of the Equity Portfolio have been purchased at the direction of Variable Contract owners by Pacific Life and/or PL&A through separate accounts (“Separate Accounts”) to fund benefits payable under a Variable Contract. If the Reorganization is approved, Pacific Life and PL&A have advised the Fund that all premiums or transfers to the Equity Portfolio will be allocated to the Main Street Core Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization.  The Equity Portfolio and the Main Street Core Portfolio are separate portfolios of the Fund, which is a Massachusetts business trust. The Fund also offers other portfolios, which are not involved in the Reorganization. The Fund’s affairs are managed by the Board, which is composed of six (6) Trustees.

As each Portfolio is a portfolio of the Fund, there are no key differences in the rights of shareholders of the Portfolios.

Adviser.  PLFA, 700 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Fund. PLFA is a subsidiary of Pacific Life.

PLFA has retained Oppenheimer to serve as Portfolio Manager for the Main Street Core Portfolio and Capital Guardian Trust Company as portfolio manager of the Equity Portfolio. In its role as investment adviser, PLFA, subject to the review of the Fund’s Board, supervises the management of the Portfolios. Under an exemptive order from the Securities and Exchange Commission, PLFA and the Fund can hire, terminate and replace the managers (except, as a general matter, managers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected Portfolio will be sent information about the change.

Oppenheimer.  Two World Financial Center, 225 Liberty Street, New York, New York 10281. Oppenheimer is one of the largest mutual fund companies in the U.S. and has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. As of December 31, 2009, Oppenheimer’s total assets under management were approximately $160 billion.

Investment Personnel.  The following individuals are jointly and primarily responsible for the day-to-day management of the Main Street Core Portfolio:

Manind Govil, CFA, a senior vice president, Main Street team leader and a portfolio manager of Oppenheimer since 2009. Mr. Govil is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was a portfolio manager with RS Investment Management Co. LLC. From 2005 to 2006, he served as the head of equity investments at The Guardian Life Insurance Company of America. Mr. Govil has over 17 years of investment experience. He has a Bachelor of Commerce from the University of Bombay, India and an MBA from the University of Cincinnati.

Benjamin Ram, a vice president and portfolio manager of Oppenheimer since 2009. Mr. Ram is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS core equity team of RS Investment Management Co. LLC. From January 2006 to October 2006, he served as portfolio manager for mid cap strategies, sector manager financials at The Guardian Life Insurance Company of America. At Mercantile Capital Advisors, Inc., Mr. Ram was a co-portfolio manager from 2005 to 2006. He has over 13 years of investment experience, a BA from the University of Maryland and an MBA from Johns Hopkins University.

With respect to the individuals listed, the statement of additional information, dated May 1, 2010, as supplemented, provides additional information about compensation, other accounts managed and ownership of securities in the Portfolio.

Additional Information About Fees and Expenses.

Advisory Fee Schedule.  The actual advisory fee schedule, including breakpoints, for each Portfolio is as follows: 0.45% of first $4 billion and 0.43% on excess for the Equity and Main Street Core Portfolios.

Expense Limitation Agreement.  PLFA has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; service fees; dividends on securities sold short; acquired funds’ fees and expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each Portfolio’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.10% of a Portfolio’s average daily net assets through April 30, 2011. Such reduction or reimbursement is subject to repayment to PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently three years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that the expense limitation agreement will be continued beyond April 30, 2011. Any reductions or reimbursements prior to January 1, 2009 have been fully recouped or expired as of December 31, 2008. In 2009, PLFA was not required to make any reductions or reimbursements to the Main Street Core Portfolio or the Equity Portfolio under the expense limitation agreement. Expenses of the Reorganization are considered extraordinary expenses and are outside of the expense limitation agreement.

Custodian Credits.  The Fund, on behalf of each Portfolio, has entered into an arrangement with its custodian whereby credits are realized as a result of uninvested cash balances. Such credits are not reflected in the fees and expense information in the Annual Fund Operating Expenses table above.

Distributor.  Pacific Select Distributors, Inc. (“PSD”) whose address is 700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660, is the principal distributor for the Fund.

Tax Matters.  The Main Street Core Portfolio intends to be taxed as a partnership for Federal income tax purposes under the Code. A Portfolio taxed as a partnership is not subject to income tax, and any income, gains, losses, deductions, and credits of the Portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the Portfolio and retain the same character for federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when the Portfolio is treated as a partnership. It is expected that a Variable Contract owner would not be affected by the Portfolio electing to be taxed as a partnership versus a RIC.

Each Portfolio also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts.

You’ll find more information about taxation in the Fund’s statement of additional information dated May 1, 2010, as supplemented. For information about the federal income tax consequences to purchasers of Variable Contracts, see the applicable prospectus or offering memorandum. If the Plan is approved by the Equity Portfolio’s shareholders, then as soon as practicable before the Closing Date, the Equity Portfolio will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Capitalization.  The following table shows, on an unaudited basis, the capitalization of each of the Portfolios as of December 31, 2009, and on an unaudited basis, the capitalization of the Main Street Core Portfolio pro forma as of December 31, 2009 giving effect to the Reorganization:

		Net Asset Value	Shares
	Net Assets	Per Shares	Outstanding

Equity Portfolio	$146,529,339	$15.04	9,743,443
Main Street Core Portfolio	$1,333,868,541	$16.83	79,236,495
Pro Forma Adjustment	($53,907)	—	(1,042,286)
Main Street Core Portfolio pro forma (the combined portfolio assuming the Reorganization occurred)	$1,480,343,973	$16.83	87,937,652
Pro Forma and Other Adjustments[1]	$110,249,896	—	6,549,233
Main Street Core Portfolio pro forma (the combined portfolio assuming the Reorganization and the Multi-Strategy Reorganization occurred[1]	$1,590,593,869	$16.83	94,486,885

[1]	Adjustments reflect another reorganization in which a portion of the Multi-Strategy Portfolio, another series of the Fund, is expected to be merged into Main Street Core Portfolio at or about the same time.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Voting Rights.  This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board. Shares of the Equity Portfolio entitle their holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. Shares have noncumulative voting rights. You may vote by mail, telephone, Internet or in person. If you vote by mail, your voting instruction card must be received at the address noted on the reply envelope by 9:00 a.m. Eastern time (6:00 a.m. Pacific time) on October 4, 2010. If you vote by telephone or Internet, you must vote by 11:59 p.m. Eastern time (8:59 p.m. Pacific time) on October 4, 2010. You may also vote by attending the Meeting.

A Variable Contract owner may revoke a previously submitted voting instruction at any time prior to its use by filing with Pacific Life or its subsidiary, PL&A, as applicable, a written revocation or duly executed voting instruction bearing a later date. In addition, any Variable Contract owner who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed by the ballot, but in the absence of voting directions in any properly executed voting instruction that is signed and timely returned, they will vote FOR the Reorganization proposal and may vote in accordance with their judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

At the close of business on July 23, 2010 (the “Record Date”) there were [SHARES OUTSTANDING] outstanding shares of the Equity Portfolio. The shares of the Portfolio are offered as an investment medium for Variable Contracts. Pacific Life and PL&A (each a “PL Insurer”) are the owners of the Equity Portfolio shares underlying the Variable Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Equity Portfolio (a beneficial interest) through the PL Insurers’ Separate Accounts.

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Equity Portfolio. With respect to the Equity Portfolio, a majority of the outstanding shares means the lesser of (a) 67% or more of the shares of the Equity Portfolio present at the meeting if more than 50% of the outstanding shares of the Equity Portfolio are represented in person or by proxy at the meeting; or (b) more than 50% of the shares of the Equity Portfolio. The Equity Portfolio must have a quorum to conduct its business at the Meeting. Holders of 30% of the outstanding shares of the Equity Portfolio present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including the PL Insurers) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Since the PL Insurers are the owners of record of all of the outstanding shares of the Equity Portfolio, it is anticipated that a quorum will be present at the meeting.

Each PL Insurer will vote shares of the Equity Portfolio held by its Separate Accounts in accordance with instructions received from Variable Contract Owners. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as an instruction to vote “AGAINST” the Proposal. Each PL Insurer will vote shares of the Portfolio held in each Separate Account for which it has not received timely instructions, in the same proportion as it votes shares held by that Separate Account for which it has received instructions. If no instructions are received for a Separate Account, each PL Insurer will vote any shares held by any of its Separate Accounts in the same proportion as other votes cast by all of its other Separate Accounts in the aggregate. Shareholders and Variable Contract owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date.

[TO BE UPDATED WITH PACIFIC LIFE AND PL&A OWNERSHIP] To the knowledge of the Fund, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of either Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of either Portfolio. As of the Record Date, Pacific Life and PL&A each owned of record [     ]% and [     ]%, respectively, of the Equity Portfolio’s shares and [     ]% and [     ]%, respectively, of the Main Street Core Portfolio’s shares, and therefore may be deemed to control the Portfolios for purposes of the Investment Company Act of 1940. Pacific Life is a Nebraska corporation with its principal offices located at 700 Newport Center Drive, Newport Beach, CA 92660. Neither Pacific Life nor PL&A owned beneficially any shares of either Portfolio. On the basis of Pacific Life’s and PL&A’s current holdings of the Portfolios’ shares, Pacific Life and PL&A each will own of record [     ]% and [     ]%, respectively, of the combined portfolio’s shares upon the consummation of the proposed Reorganization.

Other Matters to Come Before the Meeting.  The Equity Portfolio does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  The Equity Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Equity Portfolio’s management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE TELEPHONICALLY BY CALLING (866) 406-2290 OR VOTE ON THE INTERNET BY LOGGING ONTO WWW.PROXYONLINE.COM AND FOLLOWING THE ONLINE INSTRUCTIONS. IF YOU VOTE BY MAIL, ONLY VOTING INSTRUCTIONS RECEIVED BY 9:00 A.M. EASTERN TIME (6:00 A.M. PACIFIC TIME) ON OCTOBER 4, 2010, AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE, WILL BE COUNTED. IF YOU VOTE BY TELEPHONE OR INTERNET, ONLY VOTES CAST BY 11:59 PM EASTERN TIME (8:59 P.M. PACIFIC TIME) ON OCTOBER 4, 2010 WILL BE COUNTED.

Audrey L. Milfs
Secretary

August 9, 2010
700 Newport Center Drive
Newport Beach, California 92660

APPENDIX A

PORTFOLIO MANAGER’S REPORT FOR THE MAIN STREET CORE PORTFOLIO

Set forth below is an excerpt from the Main Street Core Portfolio’s annual report, dated December 31, 2009.

Main Street Core Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2009?

A.  For the year ended December 31, 2009, the Main Street Core Portfolio returned 29.36%, compared to a 26.46% return for its benchmark, the S&P 500 Index.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Main Street Core Portfolio	29.36%	0.16%	-1.58%
S&P 500 Index	26.46%	0.42%	-0.95%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q.  Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A.  For the twelve months ended December 31, 2009, the portfolio outperformed the benchmark. The portfolio fared particularly well over the first half of the year, when an emphasis on economically sensitive market sectors helped it participate more fully in the early stages of a sustained market rally.

The portfolio outperformed in seven of the benchmark’s ten market sectors for the reporting period. Through mid-May 2009, the portfolio was managed according to a quantitative process that considered a number of economic and company-specific factors to rank stocks. Because these models had assigned high rankings to companies in economically sensitive industry groups, the portfolio performed well during the early stages of the market rally. The portfolio was overweight in its exposure to the information technology and energy sectors, but the models identified relatively few opportunities in the traditionally defensive consumer staples sector.

In May, a new management team within Oppenheimer assumed responsibility for the portfolio. As the portfolio was restructured over the next several weeks, it was dramatically reduced in the number of portfolio holdings from more than 500 stocks to less than 75. The portfolio’s position was reduced to the degree to which

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the portfolio’s sector allocations deviated from those of the benchmark in order to place greater emphasis on our individual security selection strategy. Perhaps most significant, we implemented a bottom-up investment process that combines fundamental research and quantitative models to identify companies that are attractively priced relative to their underlying business prospects. Oppenheimer’s approach seeks companies in which the measurable potential upside is typically at least two times the downside.

Our new investment process identified a number of winners between May and year-end. For example, electronics innovator Apple, Inc. (at period end, the portfolio’s second largest holding) surged on the strength of popular products, such as the iPhone. Online media giant Google, Inc. more than doubled its stock price as investors looked forward to greater advertising spending in the economic recovery. In the energy sector, an underweight position in laggard Exxon Mobil Corp. and overweight exposure to stronger performing Occidental Petroleum Corp. (at period end, the portfolio’s fourth largest holding) helped to bolster the portfolio’s results. The portfolio also benefited from rising commodity prices through an investment in low-cost metals producer Freeport-MacMoRan Copper & Gold, Inc., which was sold by period end. Relative strength among these investments was offset to a degree by disappointments in other areas, including the consumer discretionary, health care and industrials sectors. Advance Auto Parts, Inc.’s stock price suffered as investors turned to less traditionally defensive stocks despite the retailer’s improving business fundamentals. The portfolio did not own internet retailer Amazon.com, Inc., which posted a sizeable gain for the benchmark. In the health care sector, the portfolio did not own drug developer Schering-Plough Corp., which was acquired by a larger rival, nor did it own construction machinery producer Caterpillar, Inc., which was a strong performer in the industrials sector. In addition, financial company State Street Corp. lagged due to quarterly shortfalls in its foreign exchange and securities lending businesses, which we believe represent temporary setbacks for a high-quality company with more potential for gains than risk of declines. Finally, transaction expenses associated with the transition of the portfolio to our new investment process weighed on its relative performance in 2009.

As of year-end, we at Oppenheimer have been encouraged by evidence that investors are turning their attention away from beaten-down bargains among low-quality companies and toward businesses with strong fundamentals. Although we manage the portfolio using a bottom-up stock selection process and not according to broad economic trends, it is worth noting that the recovery has been relatively mild, and investors now appear to be favoring companies with the underlying strength required to support earnings growth in a sluggish economy. In our judgment, our fundamentals-based approach may be particularly well suited to such an environment.

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APPENDIX B

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is adopted on this June 22, 2010, by Pacific Select Fund (the “Fund”), a Massachusetts business trust, with its principal place of business at 700 Newport Center Drive, Newport Beach, California 92660, on behalf of the Main Street Core Portfolio (the “Surviving Portfolio”), a separate series of the Fund, and the Equity Portfolio (the “Acquired Portfolio”), another separate series of the Fund.

Under the reorganization (the “Reorganization”), the Acquired Portfolio will transfer all of its assets to the Surviving Portfolio, in exchange solely for voting shares of beneficial interest ($.001 par value per share) of the Surviving Portfolio (the “Surviving Portfolio Shares”), the assumption by the Surviving Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Surviving Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Portfolio and Surviving Portfolio are each a series of the Fund, an open-end, registered investment company of the management type, and the Acquired Portfolio owns securities which generally are assets of the character in which the Surviving Portfolio is permitted to invest; and

WHEREAS, the Board Trustees of the Fund (the “Board”) has determined that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Surviving Portfolio and its shareholders and that the interests of the existing shareholders of the Surviving Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board has also determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, the Fund, on behalf of the Surviving Portfolio and the Acquired Portfolio separately, hereby approves the Plan on the following terms and conditions:

1.	Transfer of Assets of the Acquired Portfolio to the Surviving Portfolio in Exchange for the Surviving Portfolio Shares, the Assumption of All Acquired Portfolio Liabilities and the Liquidation of the Acquired Portfolio.

1.1 Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Surviving Portfolio, and the Surviving Portfolio agrees in exchange therefore: (i) to deliver to the Acquired Portfolio the number of full and fractional Surviving Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2 The assets of the Acquired Portfolio to be acquired by the Surviving Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”). Whether or not shown as an asset on the books of the Acquired Portfolio on the Closing Date, assets consisting of any asserted or unasserted potential legal claims that may arise from the Acquired Portfolio as of

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the Closing Date or were constituted prior to the Closing Date, shall be considered part of the assets of the Acquired Portfolio.

1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date. Expenses, whether known or unknown as of the Valuation Date, associated with any asserted or unasserted potential legal claims that are assets, whether or not shown as an asset, on the books of the Acquired Portfolio as set forth in paragraph 1.2, shall be considered liabilities of the Acquired Portfolio.

1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio’s shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Portfolio Shareholders”), on a pro rata basis within that class, the Surviving Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Surviving Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Surviving Portfolio to open accounts on the share records of the Surviving Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Surviving Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will then represent a number of Surviving Portfolio Shares, as determined in accordance with Section 2.3. The Surviving Portfolio shall not issue certificates representing the Surviving Portfolio Shares in connection with such exchange.

1.5 Ownership of Surviving Portfolio Shares will be shown on the books of the Fund’s transfer agent. Shares of the Surviving Portfolio will be issued in the manner described in the Fund’s then-current prospectus and statement of additional information.

1.6 Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2. Valuation

2.1 The value of the Acquired Portfolio’s assets to be acquired by the Surviving Portfolio hereunder shall be the value of such assets computed at or about 4:00 p.m. Eastern Time on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Fund’s then-current prospectus or statement of additional information and as established by the Board.

2.2 The net asset value of the Surviving Portfolio Share shall be the net asset value per share computed at or about 4:00 p.m. Eastern time and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Fund’s then-current prospectus or statement of additional information with respect to the Surviving Portfolio, and as established by the Board.

2.3 The number of Surviving Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined by dividing the value of the net assets of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Portfolio Share, determined in accordance with paragraph 2.2.

All computations of value shall be made by the Acquired Portfolio’s designated recordkeeping agent.

3.	Closing and Closing Date

3.1 The Closing Date shall be October 29, 2010, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on

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the Closing Date, unless otherwise agreed to by the parties. The close of business on the Closing Date shall be at or about 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Fund or at such other time and/or place as the parties may agree.

3.2 The Fund shall direct State Street Bank and Trust Company, as custodian for the Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Portfolio’s portfolio securities, cash, and any other assets (“Assets”) shall have been delivered in proper form to the Surviving Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian of the Acquired Portfolio to the Custodian for the Surviving Portfolio for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Surviving Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Portfolio’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”). The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Fund, on behalf of the Acquired Portfolio, shall direct Pacific Life Insurance Company (the “Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Surviving Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or on such other day as the parties may agree.

4. Representations and Warranties

4.1 Except as has been fully disclosed to and accepted by the Surviving Portfolio prior to the date of this Plan in a written instrument executed by an officer of the Fund, the Fund, on behalf of the Acquired Portfolio, represents and warrants to the Surviving Portfolio as follows:

(a) The Acquired Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended (“1933 Act”), including the shares of the Acquired Portfolio, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”) and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the

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applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Portfolio’s assets to be transferred to the Surviving Portfolio pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Surviving Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Portfolio;

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Portfolio is a party or by which it is bound;

(g) The Acquired Portfolio has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The statement of assets and liabilities, including the schedule of investments, of the Acquired Portfolio as of December 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Surviving Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since December 31, 2009, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

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(l) For taxable years beginning January 1, 2007, the Acquired Portfolio has met the requirements for taxation as a partnership for federal income tax purposes. For each taxable year of its operation ending on or before December 31, 2006, the Acquired Portfolio has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and has or will have distributed prior to the Closing Date all of its investment company taxable income and net capital gain (as defined in the Code) for all taxable years ending on or before December 31, 2006. For each taxable year, the Acquired Portfolio has met the diversification requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder;

(m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio could, under certain circumstances, be held personally liable for obligations of the Acquired Portfolio) and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3;

(n) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Portfolio, this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Portfolio, this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Surviving Portfolio (the “Proxy Statement”) to be included in the Proxy Statement/Prospectus referred to in paragraph 5.5, insofar as it relates to the Surviving Portfolio, will, on the effective date of the Proxy Statement/Prospectus and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed to and accepted by the Acquired Portfolio prior to the date of this Plan in a written instrument executed by an officer of the Fund, the Fund, on behalf of the Surviving Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a) The Surviving Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

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(b) The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Surviving Portfolio, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Surviving Portfolio and each prospectus and statement of additional information of the Surviving Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Surviving Portfolio will have good and marketable title to the Surviving Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f) The Surviving Portfolio is not engaged currently, and the adoption and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Portfolio is a party or by which it is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Surviving Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The statement of assets and liabilities, including the schedule of investments, of the Surviving Portfolio as of December 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Surviving Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since December 31, 2009, there has not been any material adverse change in the Surviving Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Portfolio due to declines in market values of securities in the Surviving Portfolio’s portfolio, the discharge of Surviving Portfolio liabilities, or the redemption of Surviving Portfolio shares by shareholders of the Surviving Portfolio, shall not constitute a material adverse change;

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(j) On the Closing Date, all Federal and other tax returns and reports of the Surviving Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For taxable years beginning January 1, 2007, the Surviving Portfolio has met the requirements for taxation as a partnership for federal income tax purposes. For each taxable year of its operation ending on or before December 31, 2006, the Surviving Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed or will distribute prior to the Closing Date all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending on or prior to December 31, 2006. For each taxable year, the Surviving Portfolio has met the diversification requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder;

(l) All issued and outstanding Surviving Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio, could, under certain circumstances, be held personally liable for obligations of the Surviving Portfolio and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

(m) The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board on behalf of the Surviving Portfolio and this Plan will constitute a valid and binding obligation of the Surviving Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Surviving Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Portfolio Shares, and will be fully paid and non-assessable by the Fund;

(o) The information to be furnished by the Surviving Portfolio for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to the Fund or the Surviving Portfolio, the Proxy Statement/Prospectus (as defined in Section 5.5 herein) relating to the Surviving Portfolio shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Statement/Prospectus, and any amendment or supplement to the foregoing, will, from the effective date of the Statement/Prospectus through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder.

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5. Covenants of the Surviving Portfolio and the Acquired Portfolio

5.1 The Surviving Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Fund will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Portfolio covenants that the Surviving Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4 Subject to the provisions of this Plan, the Surviving Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5 The Acquired Portfolio will provide the Surviving Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Proxy Statement/Prospectus on Form N-14 of the Surviving Portfolio (the “Proxy Statement/Prospectus”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Plan and the transactions contemplated herein.

5.6 As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Surviving Portfolio Shares received at the Closing.

5.7 The Surviving Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8 The Acquired Portfolio covenants that it will, from time to time, as and when reasonably requested by the Surviving Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Surviving Portfolio’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

5.9 The Surviving Portfolio will use all reasonable efforts to obtain such regulatory approvals and authorizations as may be necessary, including those required by the 1933 Act and the 1940 Act, in order to continue its operations after the Closing Date.

6. Conditions Precedent to Obligations of the Acquired Portfolio

The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at the Acquired Portfolio’s election, to the performance by the Surviving Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Surviving Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2 The Fund and the Surviving Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund and the Surviving Portfolio on or before the Closing Date; and

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6.3 The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. Conditions Precedent to Obligations of the Surviving Portfolio

The obligations of the Surviving Portfolio to complete the transactions provided for herein shall be subject, at the Surviving Portfolio’s election, to the performance by the Acquired Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Fund and the Acquired Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund or the Acquired Portfolio on or before the Closing Date; and

7.3 The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. Further Conditions Precedent to Obligations of the Surviving Portfolio and the Acquired Portfolio

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Surviving Portfolio, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, By-Laws, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Surviving Portfolio nor the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Surviving Portfolio or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4 The Proxy Statement/Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5 The parties shall have received the opinion of Dechert LLP addressed to the Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan will not result in any taxable income or gains being recognized for Federal income tax purposes, by the contract holders who hold interests in the Surviving Portfolio and/or the Acquired Portfolio through certain variable annuity contracts and variable life insurance policies issued or administer by Pacific Life Insurance Company or Pacific Life & Annuity Company. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Pacific Life Insurance Company and the Pacific Life & Annuity Company.

B-9

Notwithstanding anything herein to the contrary, the Fund may not waive the condition set forth in this paragraph 8.5.

9. Brokerage Fees and Expenses

9.1 The Surviving Portfolio represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Pacific Life Fund Advisors LLC, investment adviser to the Fund, will bear 75% the cost of the expenses relating to the proposed Reorganization. The Acquired Portfolio will bear the other 25% of the expenses relating to the proposed Reorganization. The costs of the Reorganization shall include: preparation of the Proxy Statement/Prospectus, printing and distributing the Surviving Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, the costs of solicitation of voting instructions and any necessary filings with the SEC, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. These expenses are considered extraordinary expenses and fall outside of the Acquired Portfolio’s expense limitation agreement. Brokerage fees and other transaction costs associated with the purchase and sale of holdings by and for the Acquired Portfolio, either prior to or after the Reorganization, in connection with the restructuring of the Acquired Portfolio in anticipation of or in connection with the Reorganization or otherwise, are not considered expenses of the Reorganization. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, Internet or in person. The Altman Group, Inc. has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to owners of Variable Contracts). Brokerage fees and certain transaction costs associated with the purchase and sale of securities, are part of the cost of such securities (and are not Reorganization expenses).

10. Entire Agreement; Survival of Warranties

10.1 The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Portfolio or the Surviving Portfolio, not set forth herein, and this Agreement constitutes the entire agreement between the Surviving Portfolio and Acquired Portfolio with respect to the Reorganization.

10.2 The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. Termination

This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Plan inadvisable.

12. Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Surviving Portfolio shares to be issued to the Acquired Portfolio Shareholders under this Plan to the detriment of such shareholders without their further approval.

13. Notices

Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Pacific Select Fund at 700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660, attn: Robin S. Yonis, in each case with a copy to Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, attn: Jeffrey S. Puretz.

B-10

14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

14.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2 This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.4 The obligations imposed by this Plan shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Surviving Portfolio and the Acquired Portfolio, respectively.

PACIFIC SELECT FUND

By:	/s/ Robin S. Yonis

Title:	Robin S. Yonis Vice President and General Counsel

B-11

APPENDIX C

ADDITIONAL INFORMATION REGARDING
THE MAIN STREET CORE PORTFOLIO
(“PORTFOLIO”)

All terms used herein shall have the meaning given to them in the Proxy Statement/Prospectus unless otherwise noted.

Fund Availability

The Fund is only available as an underlying investment fund for Variable Contracts issued or administered by Pacific Life and PL&A. These insurance companies actually own the shares of the Fund. You do not buy, sell or exchange shares of the Fund’s Portfolios — you choose investment options through your Variable Contract. The insurance companies then invest in the portfolios of the Fund according to the investment options you’ve chosen. It is possible that due to the differences in the tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund’s Board will monitor for any material conflicts and determine what action, if any, should be taken.

Please refer to the applicable product prospectus or offering memorandum for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Pacific Life, PL&A and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Fund may discontinue offering shares of any Portfolio at any time or may offer shares of a new portfolio. If a Portfolio were discontinued, any investment allocation to that Portfolio would be allocated to another Portfolio that the Trustees believe would be suitable, as long as any required regulatory approvals were met.

How Share Prices Are Calculated

The Portfolio is divided into shares. The price of the Portfolio’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The Portfolio’s NAV is calculated by taking the total value of the Portfolio’s assets (the value of the holdings, plus cash and other assets, including interest accrued but not yet received), subtracting the liabilities (including accrued expenses, dividends payable, any borrowings of the Portfolio, and any other liabilities), and then dividing by the number of shares outstanding. The value of the Portfolio’s assets is based on the fair value of all of the securities and other instruments (Holdings) it holds.

As a general principle, in determining the Portfolio’s NAV, the fair value of a Holding is the amount which the Fund might reasonably expect to receive for the Holding upon its current sale.

Where available, such fair values are determined based on pricing data obtained from various sources approved by the Board. For purposes of calculating the NAV:

•	Domestic Equity Holdings. For domestic equity Holdings, the Portfolio normally uses the last reported sale price received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close.

•	Foreign Equity Holdings. Foreign Holdings are normally priced using data reflecting the closing of the principal markets or market participants for those Holdings, which may be earlier than the New York Stock Exchange (NYSE) close. Foreign equity Holdings are generally valued at their last reported sale price on a principal exchange. Quotations of foreign Holdings in foreign currencies and those valued using forward currency rates are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source.

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•	Over-the-Counter (OTC) Holdings and Certain Equity Holdings. OTC Holdings, including options contracts, and listed holdings for which no sales are reported, are generally valued at the mean between the most recent bid and asked prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Fund’s Board.

•	Fixed Income Holdings, including Domestic and Foreign Holdings. Fixed Income Holdings are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix or other pricing processes approved by the Fund’s Board.

Fair Value Under the Procedures Established by the Board — In the event market quotations are not readily available (i.e. approved pricing services or dealers do not provide a valuation for a particular Holding), the valuations are deemed to be unreliable or inaccurate or if events that could materially affect the NAV occur after the close of the principal market for a particular Holding but before the Fund values its assets, the Holdings will be fair valued as determined in good faith pursuant to procedures adopted by and/or methodologies approved by the Board in accordance with provisions of the 1940 Act (“Fund’s Procedures”).

When the Fund values a Holding pursuant to the Fund’s Procedures, such Holding will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by other methods established under the Fund’s Procedures. Fair valuation may require subjective determinations about the value of a Holding. The fair value used by the Fund for a Holding may differ from the value that the Fund would actually realize if the Holding was sold.

In determining the fair value of Holdings under the Fund’s Procedures, the Fund may consider a variety of factors. Fair valuation will also be used when events significantly affecting the values of the Portfolio’s foreign Holdings occur between the close of foreign markets and the close of regular trading on the NYSE; or when, under the Fund’s procedures, the closing price of a foreign security is deemed unreliable. All of these events could materially affect the Portfolio’s NAV. The Fund has retained a statistical research service to assist in determining the fair value of foreign Holdings. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign Holdings.

The Portfolio’s NAV per share is calculated once a day, every day the NYSE is open, including days when foreign markets are closed. For purposes of calculating the NAV for the Portfolio, the holdings are calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it may occasionally close earlier. If the NYSE or other domestic exchange that normally closes at or before 4:00 p.m. Eastern time, closes later than 4:00 p.m. Eastern time, the closing prices of such domestic exchanges will be used to determine the Portfolio’s NAV. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a holding or the NAV determined earlier that day.

The Portfolio’s shares are purchased, sold or exchanged at the Portfolio’s NAV per share next calculated after a request to buy, sell or exchange shares is received by Pacific Life or PL&A. The insurance companies pay for shares they purchase in cash. Similarly, when shares are sold or exchanged, the Fund generally pays the insurance companies for the shares in cash. However, the Portfolio may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of Holdings from the Portfolio, in lieu of cash, in accordance with applicable rules.

NAV will not be determined on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of Holdings or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Trading in Holdings on exchanges and OTC markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the Portfolio may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, Holdings trading on foreign markets may take place on days when the NYSE is closed, and as a result,

C-2

the Portfolio’s NAV will not be calculated and shareholders will not be able to redeem their shares on such days. Since Holdings that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when the Portfolio does not price its shares, the value of the Portfolio’s Holdings (and thereby the NAV of the Portfolio) may change on days when shareholders will not be able to purchase or redeem shares.

Management of the Portfolio

Investment Adviser.  PLFA is the Portfolio’s investment adviser. PLFA is a subsidiary of Pacific Life.

In its role as investment adviser, PLFA, subject to the review of the Fund’s Board, supervises the management of all of the Fund’s portfolios, including the Equity and Main Street Core Portfolios. PLFA also does business under the name “Pacific Asset Management” and manages other portfolios of the Fund under that name. To manage the other portfolios (with the exception of certain feeder portfolios), PLFA has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities.

A discussion regarding the basis for the Board’s approval of the investment advisory contract of the Fund is available in the Fund’s annual report dated December 31, 2009.

Portfolio Manager.  Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company and is one of the largest mutual fund companies in the United States. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts. Additional information on Oppenheimer is discussed above under “Additional Information about the Portfolios.”

Purchases and Redemptions.  Shares of the Portfolio are not sold directly to the general public. Shares of the Portfolio are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the variable contracts issued or administered by Pacific Life or its affiliates. For information on purchase of a variable contract, consult a prospectus for the Separate Account.

Currently, the Portfolio offers shares of a single class. However, the Fund is authorized to offer up to four additional classes of shares for the Portfolio. These classes may be offered in the future to investors in connection with individual retirement accounts, and certain other types of qualified plans.

Shares of the Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders, and at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

Distributions.  Each Portfolio intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more or less frequently if it is advantageous to the Portfolio and to shareholders of the Portfolio.

Portfolio Distribution.  Pacific Select Distributors, Inc. (the “PSD”) whose address is 700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660, is the principal distributor for the Portfolio.

C-3

Distribution and Service Arrangements.  As noted previously, the Fund serves as an investment vehicle for Variable Contracts issued or administered by Pacific Life and PL&A. While there is no sales load on shares of the Fund (to the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations), PSD, which serves as the principal underwriter and distributor of Pacific Life’s variable insurance products or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for Variable Contracts issued by Pacific Life and PL&A. Some of the arrangements between PSD and the broker-dealers may be referred to as “revenue sharing” arrangements. These revenue sharing arrangements are paid out of the assets of PSD or its affiliates and are not paid directly by the Portfolio.

In consideration for revenue sharing, a broker-dealer firm may be encouraged to render services to Variable Contract owners and may feature certain products in its sales system or give preferential access to members of its sales force or management to the detriment of other products or investment options. Refer to the product prospectus or the offering memorandum for a description of the incentives for broker-dealers, including those arising from revenue sharing arrangements with respect to the Variable Contracts and a further discussion of the conflicts of interest that may be created by this compensation.

In addition, PSD may pay all or a portion of the servicing fees it receives from the Portfolio under the Service Plan (described below) to broker-dealers. Not all broker-dealer firms receive additional compensation, and the amount of compensation varies and revenue sharing arrangements may vary. These payments could be significant to a firm. PSD has informed the Fund that it hopes that its affiliates will benefit from compensation arrangements to broker-dealers including revenue sharing arrangements, and it hopes such arrangements will increase the Fund’s net assets. If this is the case, this could benefit the Fund and the Portfolio, but would also result in additional management and other fees for PLFA (the investment adviser) and its affiliates.

The Fund charges a service fee at an annual rate of 0.20% of the average daily net assets of the Portfolio. The fee is paid to PSD, the Fund’s distributor, in connection with services rendered or procured to or for shareholders of the Fund or their variable contract owners. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Portfolio; answering questions regarding the Fund, the Portfolio, its managers and/or other service providers; payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations which assist in providing any of the services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

Policy Regarding Frequent Trading.  The Portfolio is intended for long-term investment through variable life insurance and annuity contracts; not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not choose the Portfolio as investment options under their variable contracts. The Fund relies on any insurance company that participates in the Fund (including, Pacific Life and PL&A) to enforce the Fund’s limitations on transfers by passing through the limitations and applying them to the insurer’s Variable Contract owners as if they were investing directly in the Portfolio.

Frequent, short-term trading can disrupt the management of the Fund and the Portfolio and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Portfolio’s securities holdings may dilute the interests of the remaining contract owners. This in turn can have an adverse effect on the Portfolio’s performance. While these issues can occur in connection with the Portfolio, if the Portfolio holds securities that are subject to market pricing inefficiencies it could be more susceptible to abuse. For example, holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the Portfolio. The Fund has retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.

C-4

The Fund’s Board adopted a policy with respect to limitations on transfers for all portfolios, including the Portfolio, of the Fund. The limitations specified below apply to all Variable Contract owners (Investors), whether natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity, but do not apply directly to the insurance company in its capacity as record shareholder:

1.	An Investor may not make more than 25 (twenty-five) transfers per calendar year.

2.	Once the 25 transfer limit is reached, one “safe harbor” transfer is permitted into the Cash Management Portfolio.

3.	An Investor may not make more than two transfers per calendar month involving portfolios which invest primarily in international securities, which currently include the Emerging Markets, International Large-Cap, International Small-Cap, and International Value Portfolios.

4.	An Investor may not make more than two transfers per portfolio per calendar month involving the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Asset Allocation Portfolio.

5.	For purposes of the above, multiple transfers among the portfolios of the Fund on the same day count as one transfer.

6.	Transfers to or from a portfolio cannot be made before the seventh calendar day following the last transfer to or from the same portfolio. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Portfolio on Monday, you may not make any transfers to or from that portfolio before the following Monday. Transfers to or from the Cash Management Portfolio are excluded from this limitation.

7.	Insurance companies that participate in the Fund may exclude certain transactions from the above limitations, including but not limited to: portfolio rebalancing, approved asset allocation service transactions, approved corporate owned life insurance policy rebalancing programs, dollar cost averaging, earnings sweep, loan payments and repayments, and such other transactions as the participating insurance companies determine are appropriate and disclose such exceptions in their product prospectuses and/or offering documents. Variable Contracts may have other restrictions on buying and selling shares. See applicable prospectus and contract terms for details.

8.	Purchases and sales by any portfolio that seeks to achieve its investment goal by investing in other portfolios of the Fund (a “fund-of-funds”) is exempt from all of the above limitations.

The trading activity of individual contract owners is generally not identified to the Fund; and therefore, the ability of the Portfolio to monitor exchanges made by contract owners is limited. The Fund relies principally on Pacific Life or PL&A as the issuers or administrator of the variable contracts to monitor frequent, short-term trading within the Portfolio by contract owners. However, the Fund may request information from the insurance companies regarding Investors’ transfer activity to oversee the monitoring of such short-term trading activity.

Pacific Life and PL&A attempt to discourage frequent trading by imposing transaction limitations on Variable Contract owners and by monitoring certain large transaction activity through the variable contracts. Variable Contracts may have other restrictions on buying and selling shares. Please see the product prospectus or offering memorandum of the relevant variable contracts for more information about these policies. There is no guarantee that Pacific Life and PL&A will be able to identify all individual contract owners who may be making frequent, short-term, or other disruptive or dilutive trades or to curtail their trading activity.

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APPENDIX D

ADDITIONAL PORTFOLIOS OF PACIFIC SELECT FUND OFFERED

PORTFOLIOS	PORTFOLIO MANAGERS

Fixed Income Portfolios
Cash Management	Pacific Asset Management
(formerly called Money Market)
Diversified Bond	Western Asset Management Company
Floating Rate Loan	Eaton Vance Management
High Yield Bond	Pacific Asset Management
Inflation Managed	Pacific Investment Management Company LLC
Managed Bond	Pacific Investment Management Company LLC
Short Duration Bond	Goldman Sachs Asset Management, L.P.
U.S. Equity Portfolios
American Funds® Growth	Capital Research and Management Company (adviser to the Master Growth Fund)
American Funds® Growth-Income	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
Comstock	Invesco Advisors, Inc.
Dividend Growth	T. Rowe Price Associates, Inc.
(formerly called Diversified Research)
Equity Index	BlackRock Investment Management, LLC
Focused 30	Janus Capital Management LLC
Growth LT	Janus Capital Management LLC
Large-Cap Growth	UBS Global Asset Management (Americas) Inc.
Large-Cap Value	ClearBridge Advisors, LLC
Long/Short Large-Cap	Analytic Investors, LLC and J.P. Morgan Investment Management Inc.
Mid-Cap Equity	Lazard Asset Management LLC
Mid-Cap Growth	Morgan Stanley Investment Management Inc.
Mid-Cap Value	BlackRock Capital Management, Inc.
Small-Cap Equity	BlackRock Investment Management, LLC and Franklin Advisory Services, LLC
Small-Cap Growth	Fred Alger Management, Inc.
Small-Cap Index	BlackRock Investment Management, LLC
Small-Cap Value	NFJ Investment Group LLC
Sector Portfolios
Health Sciences	Jennison Associates LLC
Real Estate	Morgan Stanley Investment Management Inc.
Technology	Columbia Management Investment Advisers, LLC
Non-U.S. Equity Portfolios
Emerging Markets	OppenheimerFunds, Inc.
International Large-Cap	MFS Investment Management
International Small-Cap	Batterymarch Financial Management, Inc.
International Value	AllianceBernstein L.P.
Asset Allocation/Balanced Portfolios
American Funds® Asset Allocation	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)
Multi-Strategy	OppenheimerFunds, Inc.
Pacific Dynamix— Conservative Growth	Pacific Life Fund Advisors LLC
Pacific Dynamix— Moderate Growth	Pacific Life Fund Advisors LLC
Pacific Dynamix— Growth	Pacific Life Fund Advisors LLC

D-1

PORTFOLIOS	PORTFOLIO MANAGERS

Underlying Portfolios
(only available for investment by the Pacific Dynamix Portfolios)
PD Aggregate Bond Index	SSgA Funds Management, Inc.
PD High Yield Bond Market	SSgA Funds Management, Inc.
(formerly called PD High Yield Bond Index)
PD Large-Cap Growth Index	BlackRock Investment Management, LLC
PD Large-Cap Value Index	BlackRock Investment Management, LLC
PD Small-Cap Growth Index	BlackRock Investment Management, LLC
PD Small-Cap Value Index	BlackRock Investment Management, LLC
PD International Large-Cap	Dimensional Fund Advisors LP
PD Emerging Markets	Dimensional Fund Advisors LP

D-2

APPENDIX E

FINANCIAL HIGHLIGHTS

The information presented below for Main Street Core Portfolio has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.

PACIFIC SELECT FUND
Selected per share, ratios and supplemental
data for each period or year ended were as	Main Street Core
follows:	2009[1]	2008[1]	2007[1]	2006[1]	2005[1]

INVESTMENT ACTIVITIES
Net asset value, beginning of year	$13.19	$24.96	$24.19	$21.26	$20.27
Net investment income	0.20	0.27	0.32	0.26	0.25
Net realized and unrealized gain (loss)	3.67	(9.12)	0.75	2.96	0.97

Total from investment operations	3.87	(8.85)	1.07	3.22	1.22

Total distributions	(0.23)	(2.92)	(0.30)	(0.29)	(0.23)
Net asset value, end of year	$16.83	$13.19	$24.96	$24.19	$21.26

RATIOS AND SUPPLEMENTAL DATA
Total returns	29.36%	(38.87% )	4.40%	15.18%	5.99%
Net assets, end of period/year (in thousands)	$1,333,869	$1,431,141	$2,552,874	$2,185,287	$2,004,069
Ratios of expenses after expense reductions to average net assets[2]	0.68%	0.68%	0.67%	0.68%	0.69%
Ratios of expenses before expense reductions to average net assets	0.68%	0.68%	0.67%	0.68%	0.69%
Ratios of net investment income after expense reductions to average net assets	1.43%	1.39%	1.26%	1.15%	1.24%
Portfolio turnover rate	122.82%	132.71%	107.84%	106.18%	83.74%

[1]	Per share investment income has been calculated using the average shares method.

[2]	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured commissions, advisory fee waivers, and adviser expense reimbursements, if any.

E-1

PART B

PACIFIC SELECT FUND

Statement of Additional Information
August 9, 2010

Acquisition of the Assets and Liabilities of the Equity Portfolio (a portfolio of Pacific Select Fund)
700 Newport Center Drive, Newport Beach, CA 92660

By and in Exchange for
Shares of the Main Street Core Portfolio (a portfolio of Pacific Select Fund)
700 Newport Center Drive, Newport Beach, CA 92660

This Statement of Additional Information (“SAI”) is available in connection with a proposed transaction whereby all of the assets and liabilities of the Equity Portfolio will be transferred to the Main Street Core Portfolio, in exchange for shares of the Main Street Core Portfolio.

This SAI for Pacific Select Fund consists of this cover page and the attached documents, in addition to the following documents, which have been filed electronically with the Securities and Exchange Commission and are incorporated herein by reference:

1.	The SAI for Pacific Select Fund dated May 1, 2010, as supplemented.

2.	The Financial Statements of the Equity Portfolio and the Main Street Core Portfolio included in the Annual and Semi-Annual Reports of Pacific Select Fund dated December 31, 2009 and June 30, 2009, respectively.

This SAI is not a prospectus. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

A Proxy Statement/Prospectus dated August 9, 2010 relating to the Reorganization of the Equity Portfolio may be obtained, without charge, by writing to Pacific Select Fund at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92660 or by calling (800) 722-4448 for Pacific Life’s variable annuity contract owners, (800) 800-7681 for Pacific Life’s variable life insurance policy owners, (800) 748-6907 for PL&A’s variable annuity contract owners and (888) 595-6997 for PL&A’s variable life insurance policy owners.

TABLE OF CONTENTS

PACIFIC SELECT FUND

Pro Forma Financial Statements as of and for the Year Ended December 31, 2009:
Pro Forma Statement of Assets and Liabilities	A-1
Pro Forma Statement of Operations	A-2
Pro Forma Schedule of Investments	B-1
Notes to Pro Forma Financial Statements	C-1

The information included in the following sections is presented on a pro forma basis – assuming that the Equity Portfolio and the equity portion of the Multi-Strategy Portfolio were combined with the Main Street® Core Portfolio. The information is based on the financial statements of the Equity, Multi-Strategy, and Main Street Core Portfolios for the year ended December 31, 2009. The pro forma information has not been audited.

PACIFIC SELECT FUND
PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009 (Unaudited)
(In thousands, except per share amounts)

		Main Street				Pro Forma
	Equity	Core	Other	Pro Forma		Combined
	Portfolio	Portfolio	Adjustments (a)	Adjustments		Portfolio
ASSETS
Investments, at value	$160,254	$1,349,054	$115,958	$-		$1,625,266

Repurchase agreements, at value	2,113	9,352	13,631	-		25,096

Cash	1	-	142	-		143

Foreign currency held, at value	-	-	24	-		24

Receivables:
Dividends and interest	133	2,230	455	-		2,818

Fund shares sold	7	100	8	-		115

Securities sold	27	19,296	-	-		19,323

Due From Adviser	-	-	5	-		5

Other	-	-	5	-		5

Total Assets	162,535	1,380,032	130,228	-		1,672,795

LIABILITIES
Payable upon return of securities loaned	15,396	35,541	3,375	-		54,312

Payables:
Fund shares redeemed	63	46	124	-		233

Securities purchased	468	9,895	16,250	-		26,613

Accrued advisory fees	55	510	42	-		607

Accrued service fees	2	22	2	-		26

Accrued support service expenses	3	31	3	-		37

Accrued custodian, and portfolio accounting and tax fees	2	19	5	-		26

Accrued deferred trustee compensation and retirement benefits	8	25	5	-		38

Accrued reorganization expenses	-	-	-	209	(b)	209

Accrued other	9	74	17	-		100

Total Liabilities	16,006	46,163	19,823	209		82,201

NET ASSETS	$146,529	$1,333,869	$110,405	($209)		$1,590,594

NET ASSETS CONSIST OF:
Paid-in capital	$216,932	$2,138,256	$200,639	$-		$2,555,827

Accumulated deficit	(70,403)	(804,387)	(90,234)	(209)		(965,233)

NET ASSETS	$146,529	$1,333,869	$110,405	($209)		$1,590,594

Shares outstanding, $.001 par value (unlimited shares authorized)	9,743	79,236	10,360	(4,852	)(c)	94,487

Net Asset Value Per Share	$15.04	$16.83	$10.66	$-		$16.83

Investments, at cost	$140,868	$1,182,525	$113,627	$-		$1,437,020

Repurchase agreements, at cost	2,113	9,352	13,631	-		25,096

Securities on loan, at value	14,862	34,317	3,253	-		52,432

Foreign currency held, at cost	-	-	24	-		24

(a)	The reorganization of Equity Portfolio into Main Street Core Portfolio is expected to take place at the same time as another reorganization in which the equity component of the Multi-Strategy Portfolio, another series of Pacific Select Fund, will be merged into Main Street Core Portfolio, pending Multi-Strategy Portfolio’s shareholder approval. The adjustment reflects the transfer of the assets in the equity component of the Multi-Strategy Portfolio to Main Street Core Portfolio. Each reorganization is independent and not contingent on the approval or consummation of the other reorganization.
(b)	Twenty-five percent of the estimated reorganization expenses to be absorbed by the Equity Portfolio and seventy-five percent of the estimated reorganization expenses to be absorbed by the Multi-Strategy Portfolio (See Note 15 in Notes to Pro Forma Financial Statements).
(c)	Adjustment reflects new shares issued, net of retired shares, of the Equity and Multi-Strategy Portfolios (See Note 13 in Notes to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements
A-1

PACIFIC SELECT FUND
PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009 (Unaudited)
(In thousands)

		Main Street				Pro Forma
	Equity	Core	Other	Pro Forma		Combined
	Portfolio	Portfolio	Adjustments (a)	Adjustments		Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,010	$26,309	$2,219	$-		$30,538

Interest, net of foreign taxes withheld	3	14	11	-		28

Securities lending	114	638	18	-		770

Other	-	-	2	-		2

Total Investment Income	2,127	26,961	2,250	-		31,338

EXPENSES
Advisory fees	591	5,726	474	-		6,791

Service fees	263	2,545	211	-		3,019

Support services expenses	13	99	13	-		125

Custodian fees and expenses	2	30	1	(1	)(b)	32

Portfolio accounting and tax fees	11	81	3	-		95

Printing expenses	4	42	3	-		49

Postage and mailing expenses	3	28	2	-		33

Legal and audit fees	13	111	19	-		143

Trustees’ compensation and expenses	1	28	2	-		31

Interest expense and commitment fees	1	9	3	-		13

Other	-	16	-	-		16

Total Expenses	902	8,715	731	(1)		10,347

NET INVESTMENT INCOME	1,225	18,246	1,519	1		20,991

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(38,541)	(467,075)	(14,690)	-		(520,306)

Foreign currency transactions	-	1	-	-		1

Net Realized Gain (Loss)	(38,541)	(467,074)	(14,690)	-		(520,305)

Change in net unrealized appreciation (depreciation) on:
Investment securities	77,301	769,210	36,192	-		882,703

Change in Net Unrealized Appreciation	77,301	769,210	36,192	-		882,703

NET GAIN (LOSS)	38,760	302,136	21,502	-		362,398

NET INCREASE IN NET ASSETS						-
RESULTING FROM OPERATIONS	$39,985	$320,382	$23,021	$1		$383,389

Foreign taxes withheld on dividends and interest	$3	$61	$34	$-		$98

(a)	The reorganization of Equity Portfolio into Main Street Core Portfolio is expected to take place at the same time as another reorganization in which the equity component of the Multi-Strategy Portfolio, another series of Pacific Select Fund, will be merged into Main Street Core Portfolio, pending Multi-Strategy Portfolio’s shareholder approval. The adjustment reflects the transfer of the assets in the equity component of the Multi-Strategy Portfolio to Main Street Core Portfolio. Each reorganization is independent and not contingent on the approval or consummation of the other reorganization.

(b)	Pro Forma adjustment reflects a decrease in custodian transaction costs due to elimination of duplicative expenses achieved by merging portfolios.

See Notes to Pro Forma Financial Statements
A-2

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments
December 31, 2009 (Unaudited)

	Equity		Main Street Core				Main Street Core
	(Acquired Portfolio)		(Surviving Portfolio)		Adjustments (1)		(Pro Forma Combined)
Security	Shares	Value	Shares	Value	Shares	Value	Shares	Value
CONVERTIBLE PREFERRED STOCKS

Financials

Bank of America Corp 10.000% *		$-		$-	193,000	$2,879,560	193,000	$2,879,560	0.2%

Health Care

Mylan Inc 6.500%		-		-	4,200	4,806,312	4,200	4,806,312	0.3%

Total Convertible Preferred Stocks		-		-		7,685,872		7,685,872	0.5%

COMMON STOCKS

Consumer Discretionary

Advance Auto Parts Inc †			38,593	1,562,245			38,593	1,562,245
AutoZone Inc * †			59,800	9,452,586			59,800	9,452,586
Best Buy Co Inc †			362,610	14,308,591			362,610	14,308,591
Coach Inc †	41,900	1,530,607					41,900	1,530,607
GameStop Corp ‘A’ * †			533,950	11,714,863			533,950	11,714,863
Grupo Televisa SA ADR (Mexico)			286,131	5,940,079			286,131	5,940,079
H&R Block Inc †			350,020	7,917,452			350,020	7,917,452
Hyatt Hotels Corp ‘A’ *			239,780	7,147,842			239,780	7,147,842
Jupiter Telecommunications Co Ltd + (Japan)					5,351	5,294,944	5,351	5,294,944
Liberty Global Inc ‘A’ * †					62,300	1,364,993	62,300	1,364,993
Lowe’s Cos Inc †	93,000	2,175,270					93,000	2,175,270
McDonald’s Corp			566,680	35,383,499			566,680	35,383,499
Omnicom Group Inc †	19,900	779,085					19,900	779,085
Scripps Networks Interactive Inc ‘A’ †	18,300	759,450					18,300	759,450
Strayer Education Inc †	7,100	1,508,679					7,100	1,508,679
Target Corp	92,060	4,452,942					92,060	4,452,942
The McGraw-Hill Cos Inc †			755,240	25,308,092			755,240	25,308,092
The Washington Post Co ‘B’ †			20,782	9,135,767			20,782	9,135,767
Time Warner Cable Inc †	20,904	865,217	420,517	17,405,199			441,421	18,270,416
Time Warner Inc †	23,703	690,705					23,703	690,705
Urban Outfitters Inc * †	17,900	626,321					17,900	626,321
Viacom Inc ‘B’ * †	76,800	2,283,264					76,800	2,283,264

		15,671,540		145,276,215		6,659,937		167,607,692	10.5%

Consumer Staples

Alberto-Culver Co †	27,800	814,262					27,800	814,262
Altria Group Inc †					71,560	1,404,723	71,560	1,404,723
Avon Products Inc †	32,600	1,026,900					32,600	1,026,900

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

	Equity		Main Street Core				Main Street Core
	(Acquired Portfolio)		(Surviving Portfolio)		Adjustments (1)		(Pro Forma Combined)
Security	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Colgate-Palmolive Co	12,500	$1,026,875	198,630	$16,317,454			211,130	$17,344,329
Costco Wholesale Corp	30,000	1,775,100					30,000	1,775,100
CVS Caremark Corp					36,100	$1,162,781	36,100	1,162,781
Energizer Holdings Inc * †	9,800	600,544					9,800	600,544
General Mills Inc			488,320	34,577,939			488,320	34,577,939
Lorillard Inc					43,710	3,506,853	43,710	3,506,853
Mead Johnson Nutrition Co ‘A’			304,230	13,294,851			304,230	13,294,851
Molson Coors Brewing Co ‘B’ †					17,700	799,332	17,700	799,332
Nestle SA + (Switzerland)					77,950	3,783,193	77,950	3,783,193
PepsiCo Inc	77,800	4,730,240					77,800	4,730,240
Philip Morris International Inc	40,900	1,970,971	1,095,190	52,777,206			1,136,090	54,748,177
The Kroger Co †					71,800	1,474,054	71,800	1,474,054
The Procter & Gamble Co	24,400	1,479,372					24,400	1,479,372
Unilever NV ‘NY’ (Netherlands)			298,550	9,652,122			298,550	9,652,122
Walgreen Co †					24,800	910,656	24,800	910,656
Wal-Mart Stores Inc	54,900	2,934,405	195,540	10,451,613			250,440	13,386,018

		16,358,669		137,071,185		13,041,592		166,471,446	10.5%

Energy

Baker Hughes Inc †	9,100	368,368					9,100	368,368
Chevron Corp †			538,297	41,443,486	70,000	5,389,300	608,297	46,832,786
Diamond Offshore Drilling Inc †	3,100	305,102					3,100	305,102
Enterprise Products Partners LP			428,284	13,452,401			428,284	13,452,401
Exxon Mobil Corp †			275,018	18,753,477	85,440	5,826,154	360,458	24,579,631
Marathon Oil Corp	11,500	359,030					11,500	359,030
Noble Energy Inc †			192,100	13,681,362			192,100	13,681,362
Occidental Petroleum Corp †			506,467	41,201,091			506,467	41,201,091
Plains All American Pipeline LP			198,860	10,509,751			198,860	10,509,751
Schlumberger Ltd † (Netherlands)	60,600	3,944,454	290,390	18,901,485			350,990	22,845,939
Transocean Ltd * (Switzerland)	9,900	819,720					9,900	819,720
Weatherford International Ltd * † (Switzerland)	23,600	422,676					23,600	422,676

		6,219,350		157,943,053		11,215,454		175,377,857	11.0%

Financials

American Express Co †			666,530	27,007,796			666,530	27,007,796
Assurant Inc					44,000	1,297,120	44,000	1,297,120
Bank of America Corp			867,543	13,065,198			867,543	13,065,198
Berkshire Hathaway Inc ‘A’ *	7	694,400					7	694,400
Citigroup Inc †			6,107,450	20,215,659			6,107,450	20,215,659
CME Group Inc	1,200	403,140					1,200	403,140
Everest Re Group Ltd (Bermuda)					60,460	5,180,213	60,460	5,180,213
Hudson City Bancorp Inc †	63,400	870,482					63,400	870,482
JPMorgan Chase & Co	50,700	2,112,669			106,600	4,442,022	157,300	6,554,691
KeyCorp †			736,610	4,088,186			736,610	4,088,186
Leucadia National Corp * †			287,070	6,829,395			287,070	6,829,395

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

	Equity		Main Street Core				Main Street Core
	(Acquired Portfolio)		(Surviving Portfolio)		Adjustments (1)		(Pro Forma Combined)
Security	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Lincoln National Corp			546,340	$13,592,939			546,340	$13,592,939
Marshall & Ilsley Corp †			781,830	4,260,974			781,830	4,260,974
Morgan Stanley					38,000	$1,124,800	38,000	1,124,800
Regions Financial Corp			942,290	4,984,714			942,290	4,984,714
RenaissanceRe Holdings Ltd (Bermuda)	8,300	$441,145					8,300	441,145
State Street Corp			626,060	27,258,652			626,060	27,258,652
SunTrust Banks Inc †			205,780	4,175,276			205,780	4,175,276
The Charles Schwab Corp †	102,700	1,932,814					102,700	1,932,814
The Chubb Corp †			421,740	20,741,173			421,740	20,741,173
The Goldman Sachs Group Inc	22,200	3,748,248			6,900	1,164,996	29,100	4,913,244
The Hartford Financial Services Group Inc †			161,870	3,765,096			161,870	3,765,096
The Progressive Corp * †	81,200	1,460,788					81,200	1,460,788
U.S. Bancorp †			844,690	19,013,972			844,690	19,013,972

		11,663,686		168,999,030		13,209,151		193,871,867	12.2%

Health Care

Abbott Laboratories			528,510	28,534,255			528,510	28,534,255
Aetna Inc †	23,400	741,780			69,900	2,215,830	93,300	2,957,610
Allergan Inc	31,700	1,997,417					31,700	1,997,417
Amgen Inc *			372,180	21,054,223	18,900	1,069,173	391,080	22,123,396
Baxter International Inc	66,100	3,878,748					66,100	3,878,748
Beckman Coulter Inc †					27,740	1,815,306	27,740	1,815,306
Celgene Corp * †	81,700	4,549,056	379,160	21,111,629			460,860	25,660,685
Cerner Corp * †	85,500	7,048,620					85,500	7,048,620
Covidien PLC (Ireland)			140,830	6,744,349	37,300	1,786,297	178,130	8,530,646
DaVita Inc *	50,500	2,966,370					50,500	2,966,370
Genzyme Corp * †					15,100	740,051	15,100	740,051
Laboratory Corp of America Holdings * †			172,440	12,905,410			172,440	12,905,410
Medco Health Solutions Inc *			380,406	24,311,747			380,406	24,311,747
Medtronic Inc	53,400	2,348,532					53,400	2,348,532
Merck & Co Inc †	16,700	610,218	992,950	36,282,393	77,575	2,834,590	1,087,225	39,727,201
Pfizer Inc					58,606	1,066,043	58,606	1,066,043
Shire PLC ADR (United Kingdom)	45,000	2,641,500					45,000	2,641,500
Teva Pharmaceutical Industries Ltd ADR (Israel)	23,436	1,316,635	313,300	17,601,194			336,736	18,917,829
UnitedHealth Group Inc	35,600	1,085,088					35,600	1,085,088
Vanda Pharmaceuticals Inc * †					40,000	449,600	40,000	449,600
WellPoint Inc *			287,750	16,772,947			287,750	16,772,947

		29,183,964		185,318,147		11,976,890		226,479,001	14.3%

Industrials

Aircastle Ltd † (Bermuda)					150,700	1,484,395	150,700	1,484,395
Cummins Inc	7,700	353,122					7,700	353,122
Danaher Corp †	21,800	1,639,360					21,800	1,639,360
Emerson Electric Co †	18,200	775,320					18,200	775,320
FedEx Corp	21,000	1,752,450					21,000	1,752,450

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

	Equity		Main Street Core				Main Street Core
	(Acquired Portfolio)		(Surviving Portfolio)		Adjustments (1)		(Pro Forma Combined)
Security	Shares	Value	Shares	Value	Shares	Value	Shares	Value
First Solar Inc * †	24,400	$3,303,760					24,400	$3,303,760
General Cable Corp * †					40,900	$1,203,278	40,900	1,203,278
General Electric Co			1,703,970	$25,781,066			1,703,970	25,781,066
Illinois Tool Works Inc †	26,300	1,262,137					26,300	1,262,137
Iron Mountain Inc * †	34,600	787,496					34,600	787,496
Jacobs Engineering Group Inc * †	9,400	353,534					9,400	353,534
Joy Global Inc †					51,310	2,647,083	51,310	2,647,083
KBR Inc			599,020	11,381,380			599,020	11,381,380
Monster Worldwide Inc * †	35,200	612,480					35,200	612,480
Navistar International Corp * †					75,170	2,905,320	75,170	2,905,320
Precision Castparts Corp †			196,520	21,685,982			196,520	21,685,982
Republic Services Inc			915,502	25,917,862			915,502	25,917,862
Tyco International Ltd * (Switzerland)			841,310	30,017,941	33,100	1,181,008	874,410	31,198,949
Union Pacific Corp †			176,540	11,280,906			176,540	11,280,906
United Parcel Service Inc ‘B’ †			236,810	13,585,790			236,810	13,585,790
United Technologies Corp			200,550	13,920,175			200,550	13,920,175
Verisk Analytics Inc ‘A’ * †			545,630	16,521,676			545,630	16,521,676
W.W. Grainger Inc †	8,700	842,421					8,700	842,421

		11,682,080		170,092,778		9,421,084		191,195,942	12.0%

Information Technology

Accenture PLC ‘A’ (Ireland)			174,760	7,252,540			174,760	7,252,540
Adobe Systems Inc *	76,600	2,817,348	337,930	12,429,065			414,530	15,246,413
Apple Inc *	22,300	4,702,178	205,380	43,306,427			227,680	48,008,605
Broadcom Corp ‘A’ * †	51,300	1,613,385					51,300	1,613,385
Check Point Software Technologies Ltd * † (Israel)			394,640	13,370,403			394,640	13,370,403
Cisco Systems Inc *	160,630	3,845,482					160,630	3,845,482
Dell Inc * †					119,900	1,721,764	119,900	1,721,764
eBay Inc *	36,000	847,440	1,324,290	31,173,787	128,090	3,015,239	1,488,380	35,036,466
Google Inc ‘A’ * †	13,070	8,103,139	43,110	26,727,338	10,590	6,565,588	66,770	41,396,065
Hewitt Associates Inc ‘A’ * †			335,840	14,192,598			335,840	14,192,598
International Business Machines Corp †	6,600	863,940					6,600	863,940
Jabil Circuit Inc †	25,600	444,672					25,600	444,672
Juniper Networks Inc * †	113,000	3,013,710					113,000	3,013,710
MasterCard Inc ‘A’ †			54,070	13,840,839			54,070	13,840,839
Maxim Integrated Products Inc †	35,700	724,710					35,700	724,710
Microsoft Corp			1,052,940	32,104,141			1,052,940	32,104,141
NetApp Inc * †	43,000	1,478,770					43,000	1,478,770
Nintendo Co Ltd ADR (Japan)	33,700	997,297					33,700	997,297
Oracle Corp	91,700	2,250,318			104,700	2,569,338	196,400	4,819,656
Paychex Inc †	56,700	1,737,288					56,700	1,737,288
QUALCOMM Inc	89,760	4,152,298	787,770	36,442,240	90,560	4,189,306	968,090	44,783,844
Research In Motion Ltd (NASDAQ) * (Canada)	22,700	1,533,158			52,430	3,541,122	75,130	5,074,280
Rovi Corp * †					151	4,812	151	4,812
Synopsys Inc * †					50,000	1,114,000	50,000	1,114,000

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

	Equity		Main Street Core				Main Street Core
	(Acquired Portfolio)		(Surviving Portfolio)		Adjustments (1)		(Pro Forma Combined)
Security	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Take-Two Interactive Software Inc * †					840,857	$8,450,613	840,857	$8,450,613
The Western Union Co †			598,610	$11,283,798			598,610	11,283,798
THQ Inc * †					749,700	3,778,488	749,700	3,778,488
Visa Inc ‘A’ †	33,900	$2,964,894					33,900	2,964,894

		42,090,027		242,123,176		34,950,270		319,163,473	20.1%

Materials

Allegheny Technologies Inc †	57,700	2,583,229					57,700	2,583,229
Celanese Corp ‘A’					22,600	725,460	22,600	725,460
Cliffs Natural Resources Inc †	25,700	1,184,513					25,700	1,184,513
Ecolab Inc †	20,600	918,348					20,600	918,348
Monsanto Co	35,000	2,861,250	159,850	13,067,738			194,850	15,928,988
Potash Corp of Saskatchewan Inc (NYSE) (Canada)					26,200	2,842,700	26,200	2,842,700
Praxair Inc			211,220	16,963,078			211,220	16,963,078
Sealed Air Corp †			526,070	11,499,890			526,070	11,499,890
Vulcan Materials Co †	36,800	1,938,256					36,800	1,938,256

		9,485,596		41,530,706		3,568,160		54,584,462	3.4%

Telecommunication Services

America Movil SAB de CV ‘L’ ADR (Mexico)			451,650	21,218,517			451,650	21,218,517
American Tower Corp ‘A’ *	69,700	3,011,737					69,700	3,011,737

		3,011,737		21,218,517		-		24,230,254	1.5%

Utilities

Edison International					32,400	1,126,872	32,400	1,126,872
Public Service Enterprise Group Inc			588,340	19,562,305			588,340	19,562,305
The AES Corp * †			2,010,580	26,760,820			2,010,580	26,760,820

		-		46,323,125		1,126,872		47,449,997	3.0%

Total Common Stocks		145,366,649		1,315,895,932		105,169,410		1,566,431,991	98.5%

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

	Equity		Main Street Core				Main Street Core
	(Acquired Portfolio)		(Surviving Portfolio)		Adjustments (1)		(Pro Forma Combined)
Security	Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value

SHORT-TERM INVESTMENTS

Repurchase Agreements

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $2,113,001; collateralized by Freddie Mac: 1.500% due 03/30/12 and value $2,160,000)	$2,113,000	$2,113,000					$2,113,000	$2,113,000

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $9,352,005; collateralized by Freddie Mac: 1.500% due 03/30/12 and value $9,540,000)			$9,352,000	$9,352,000			9,352,000	9,352,000

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $13,631,208; collateralized by Freddie Mac: 1.500% due 03/30/12 and value $13,904,000)					$13,631,200	$13,631,200	13,631,200	13,631,200

		2,113,000		9,352,000		13,631,200		25,096,200

Total Short-Term Investments		2,113,000		9,352,000		13,631,200		25,096,200	1.6%

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL		147,479,649		1,325,247,932		126,486,482		1,599,214,063	100.6%

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

	Equity		Main Street Core				Main Street Core
	(Acquired Portfolio)		(Surviving Portfolio)		Adjustments (1)		(Pro Forma Combined)
Security	Shares	Value	Shares	Value	Shares	Value	Shares	Value
SECURITIES LENDING COLLATERAL

Pacific Select Liquidating Trust Ω	7,992,991	$7,978,124	26,093,450	$26,044,916	1,023,730	$1,021,827	35,110,171	$35,044,867

Pacific Select Sigma Liquidating Trust ¤ ж	516,583	21,960	2,437,663	103,625	281,504	11,966	3,235,750	137,551

State Street Navigator Securities Lending Trust-PSF Portfolio	6,886,810	6,886,810	7,009,729	7,009,729	2,069,343	2,069,343	15,965,882	15,965,882

Total Securities Lending Collateral		14,886,894		33,158,270		3,103,136		51,148,300	3.2%

TOTAL INVESTMENTS		162,366,543		1,358,406,202		129,589,618		1,650,362,363	103.8%

OTHER ASSETS & LIABILITIES, NET		(15,837,204)		(24,537,661)		(19,184,162)		(59,559,027)	(3.8%)

NET ASSETS BEFORE ADJUSTMENT		$146,529,339		$1,333,868,541		$110,405,456		1,590,803,336	100.0%

NET ADJUSTMENTS (See Note (a) on B-8)								(209,467)	(0.0%)

NET ASSETS AFTER ADJUSTMENT								$1,590,593,869	100.0%

TOTAL INVESTMENTS – COST		$142,980,594		$1,191,877,102		$127,258,068		$1,462,115,764

(1)	The reorganization of Equity Portfolio into Main Street Core Portfolio is expected to take place at the same time as another reorganization in which the equity component of the Multi-Strategy Portfolio, another series of the Pacific Select Fund, will be merged into Main Street Core Portfolio, pending Multi-Strategy Portfolio’s shareholder approval. The adjustment reflects the transfer of the assets in the equity component of the Multi-Strategy Portfolio to Main Street Core Portfolio. Each reorganization is independent and not contingent on the approval or consummation of the other reorganization.

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

Notes to Pro Forma Schedule of Investments

(a)	See explanation of net adjustment in Note (b) on A-1.

(b)	As of December 31, 2009, the portfolios were diversified as a percentage of net assets as follows:

			Adjustments
		Main Street	(See Note (1)	Pro Forma
	Equity	Core	on B-7)	Combined
Information Technology	28.7%	18.1%	31.7%	20.1%
Health Care	19.9%	13.9%	15.2%	14.6%
Financials	8.0%	12.7%	14.6%	12.4%
Industrials	8.0%	12.7%	8.5%	12.0%
Energy	4.2%	11.8%	10.2%	11.0%
Consumer Discretionary	10.7%	10.9%	6.0%	10.5%
Consumer Staples	11.2%	10.3%	11.8%	10.5%
Short-Term Investments & Securities Lending Collateral	11.6%	3.2%	15.2%	4.8%
Materials	6.5%	3.1%	3.2%	3.4%
Utilities	0.0%	3.5%	1.0%	3.0%
Telecommunication Services	2.0%	1.6%	0.0%	1.5%

	110.8%	101.8%	117.4%	103.8%
Other Assets & Liabilities, Net	(10.8%)	(1.8%)	(17.4%)	(3.8%)

	100.0%	100.0%	100.0%	100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with the following total aggregate values and percentages of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable:

		Percentage of
	Value	the Net Assets
Equity	$-	0.0%
Main Street Core	-	0.0%
Adjustments (See Note (1) on B-7)	9,078,137	8.2%

Pro Forma Combined	$9,078,137	0.6%

(e)	Securities with the following total aggregate value and percentages of the net assets were in default as of December 31, 2009:

		Percentage of
	Value	the Net Assets
Equity	$21,960	Less than 0.1%
Main Street Core	103,625	Less than 0.1%
Adjustments (See Note (1) on B-7)	11,966	Less than 0.1%

Pro Forma Combined	$137,551	Less than 0.1%

(f)	Securities with the following percentages of the net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy:

Percentage of
the Net Assets
Equity	Less than 0.1%
Main Street Core	Less than 0.1%
Adjustments (See Note (1) on B-7)	Less than 0.1%
Pro Forma Combined	Less than 0.1%

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

(g)	Fair Value Measurements

The following is a summary of the Portfolios’ holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolios’ assets and liabilities (See Note 12 in Notes to Pro Forma Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
Equity Portfolio		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$15,671,540	$15,671,540	$-	$-
	Consumer Staples	16,358,669	16,358,669	-	-
	Energy	6,219,350	6,219,350	-	-
	Financials	11,663,686	11,663,686	-	-
	Health Care	29,183,964	29,183,964	-	-
	Industrials	11,682,080	11,682,080	-	-
	Information Technology	42,090,027	41,092,730	997,297	-
	Materials	9,485,596	9,485,596	-	-
	Telecommunication Services	3,011,737	3,011,737	-	-

		145,366,649	144,369,352	997,297	-
	Short-Term Investment	2,113,000	-	2,113,000	-
	Securities Lending Collateral	14,886,894	-	14,886,894	-

	Total	$162,366,543	$144,369,352	$17,997,191	$-

Main Street Core Portfolio
Assets	Common Stocks
	Consumer Discretionary	$145,276,215	$145,276,215	$-	$-
	Consumer Staples	137,071,185	137,071,185	-	-
	Energy	157,943,053	157,943,053	-	-
	Financials	168,999,030	168,999,030	-	-
	Health Care	185,318,147	185,318,147	-	-
	Industrials	170,092,778	170,092,778	-	-
	Information Technology	242,123,176	242,123,176	-	-
	Materials	41,530,706	41,530,706	-	-
	Telecommunication Services	21,218,517	21,218,517	-	-
	Utilities	46,323,125	46,323,125	-	-

		1,315,895,932	1,315,895,932	-	-
	Short-Term Investment	9,352,000	-	9,352,000	-
	Securities Lending Collateral	33,158,270	-	33,158,270	-

	Total	$1,358,406,202	$1,315,895,932	$42,510,270	$-

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
Adjustments (See Note (1) on B-7)		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks
	Financials	$2,879,560	$2,879,560	$-	$-
	Health Care	4,806,312	4,806,312	-	-

		7,685,872	7,685,872	-	-
	Common Stocks
	Consumer Discretionary	6,659,937	1,364,993	5,294,944	-
	Consumer Staples	13,041,592	9,258,399	3,783,193	-
	Energy	11,215,454	11,215,454	-	-
	Financials	13,209,151	13,209,151	-	-
	Health Care	11,976,890	11,976,890	-	-
	Industrials	9,421,084	9,421,084	-	-
	Information Technology	34,950,270	34,950,270	-	-
	Materials	3,568,160	3,568,160	-	-
	Utilities	1,126,872	1,126,872	-	-

		105,169,410	96,091,273	9,078,137	-
	Short-Term Investment	13,631,200	-	13,631,200	-
	Securities Lending Collateral	3,103,136	-	3,103,136	-

	Total	$129,589,618	$103,777,145	$25,812,473	$-

Main Street Core Pro Forma Combined
Assets	Convertible Preferred Stocks
	Financials	$2,879,560	$2,879,560	$-	$-
	Health Care	4,806,312	4,806,312	-	-

		7,685,872	7,685,872	-	-
	Common Stocks
	Consumer Discretionary	167,607,692	162,312,748	5,294,944	-
	Consumer Staples	166,471,446	162,688,253	3,783,193	-
	Energy	175,377,857	175,377,857	-	-
	Financials	193,871,867	193,871,867	-	-
	Health Care	226,479,001	226,479,001	-	-
	Industrials	191,195,942	191,195,942	-	-
	Information Technology	319,163,473	318,166,176	997,297	-
	Materials	54,584,462	54,584,462	-	-
	Telecommunication Services	24,230,254	24,230,254	-	-
	Utilities	47,449,997	47,449,997	-	-

		1,566,431,991	1,556,356,557	10,075,434	-
	Short-Term Investment	25,096,200	-	25,096,200	-
	Securities Lending Collateral	51,148,300	-	51,148,300	-

	Total	$1,650,362,363	$1,564,042,429	$86,319,934	$-

See Notes to Pro Forma Financial Statements	See explanation of symbols and terms, if any, on B-11

PACIFIC SELECT FUND
EQUITY AND MAIN STREET® CORE PORTFOLIOS
Pro Forma Schedule of Investments (Continued)
December 31, 2009 (Unaudited)

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolios’ assets and liabilities (See Note 12 in Notes to Pro Forma Financial Statements) for the year ended December 31, 2009:

							Change in Net
							Unrealized
				Total Change			Appreciation
				in Net			(Depreciation) on
	Value,	Net	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning	Purchases	Realized	Appreciation	In and/or	Value,	Held at the End of
	of Year	(Sales)	Losses	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Equity Portfolio
Common Stocks	$1,760	$-	$(1,760)	$-	$-	$-	$-

Main Street Core Portfolio Common Stocks	$23,270	$-	$(23,270)	$-	$-	$-	$-

Adjustments (See Note (1) on B-7) Common Stocks	$5,280	$-	$(5,280)	$-	$-	$-	$-

Main Street Core Pro Forma Combined Common Stocks	$30,310	$-	$(30,310)	$-	$-	$-	$-

(h)	Explanation of Symbols for Pro Forma Schedule of Investments:

*	Non-income producing securities.

¤	Securities were in default as of December 31, 2009 (The Pacific Select Sigma Liquidating Trust was not in default, however, the securities held by the trust were in default as of December 31, 2009).

†	Securities (or a portion of securities) on loan as of December 31, 2009.

+	Securities were fair valued under the procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign securities, if applicable (See Note 2A in Notes to Pro Forma Financial Statements).

ж	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager or adviser pursuant to the Fund’s policy and procedures (See Note 2A in Notes to Pro Forma Financial Statements).

Ω	1.1% of Pacific Select Liquidating Trust’s holdings were deemed illiquid by the Fund’s adviser as of December 31, 2009.

(i)	Explanation of Terms for Pro Forma Schedule of Investments:

ADR	American Depositary Receipt
NASDAQ	NASDAQ Stock Market
‘NY’	New York Shares
NYSE	New York Stock Exchange

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Unaudited)

1. BASIS OF COMBINATION

At a meeting held on June 23 and 25, the Board of Trustees of Pacific Select Fund (the “Board”) approved a Plan of Reorganization whereby, subject to approval by the shareholders of the Equity and Multi-Strategy Portfolios (the “Acquired Portfolios”), the Main Street Core Portfolio (the “Surviving Portfolio”) will acquire the assets of the Equity Portfolio and the equity portion of the Multi-Strategy Portfolio, subject to the liabilities of such Acquired Portfolios, in exchange for a number of shares having an aggregate value equal to the aggregate value of the shares of the Acquired Portfolios (collectively, the “Reorganization”).

The Reorganization will be accounted for as a tax-free merger of investment companies. The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred as of December 31, 2009. The unaudited pro forma Statement of Assets and Liabilities and pro forma Schedule of Investments reflect the financial position of the Surviving Portfolio and the Acquired Portfolios (each a “Portfolio” and collectively, the “Portfolios”) as of December 31, 2009. The unaudited pro forma Statements of Operations reflect the results of operations of the Portfolios for the year ended December 31, 2009. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset values at the dates indicated above for the Portfolios under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The historical cost of investment securities will be carried forward to the Surviving Portfolio, and results of operations of the Surviving Portfolio for pre-combination periods will not be restated.

The pro forma Statement of Assets and Liabilities, pro forma Statements of Operations, and pro forma Schedules of Investments should be read in conjunction with the historical financial statements of the Equity, Multi-Strategy, and Main Street Core Portfolios of Pacific Select Fund (the “Fund”) incorporated by reference in the Statements of Additional Information.

2. SIGNIFICANT ACCOUNTING POLICIES

The pro forma financial statements have been prepared in conformity with U.S. GAAP for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the pro forma financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the pro forma financial statements.

The Fund implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) as the single source of authoritative accounting guidance under the Generally Accepted Accounting Principles Topic. The ASC does not create new accounting and reporting guidance, rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the ASC carries an equal level of authority. The ASC changed how the Fund references U.S. GAAP in its notes to pro forma financial statements.

In addition, the Fund implemented new guidance under (i) ASC Topic 820, Fair Value Measurements and Disclosures, (see required disclosure in each of the Portfolio’s pro forma Notes to Schedule of Investments and Note 12), and (ii) ASC Topic 855, Subsequent Events, (see disclosure in Note 16 for details).

A. Portfolio Valuation

The net asset value (“NAV”) per share for each Portfolio is calculated by taking the total value of a Portfolio’s assets (the value of the securities and other investments a Portfolio holds plus cash or other assets, including interest accrued but not yet received), subtracting a Portfolio’s liabilities (including accrued expenses, dividends payable and any borrowings of a Portfolio), and dividing by the total number of shares outstanding.

Each Portfolio’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including those days when foreign markets are closed. For purposes of calculating the NAV for all Portfolios, the Portfolios’ holdings are valued using pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time, although it occasionally closes earlier. If the NYSE or other domestic exchange that normally closes at or before 4:00 p.m. Eastern time, closes later than 4:00 p.m. Eastern time, the closing prices of such domestic exchanges will be used to determine a Portfolio’s NAV. The value of each security and other investment instruments (collectively “holdings”) is based on actual market value or fair value.

Market Value

Pricing data is obtained from various sources approved by the Board. For purposes of calculating the NAV:

Domestic equity holdings are generally valued at the last reported sale price received shortly after the close of the NYSE and do not normally take into account trading, clearances or settlements that take place after the NYSE close.

Foreign equity holdings are generally valued at their last reported sales price on a principal exchange.

Foreign holdings are normally priced using data reflecting the closing of the principal markets or market participants for those holdings, which may be earlier than the NYSE. Quotations of foreign holdings in foreign currencies and those valued using foreign currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Fixed income holdings, including domestic and foreign holdings, are generally valued using the mean between the most recent bid and ask prices provided by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing methods and processes under procedures approved by the Board. If bid and ask prices are not available, holdings may be valued at bid prices or evaluated prices. Pricing data used is generally as

PACIFIC SELECT FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
(Unaudited)

of the NYSE close, or, if not available, data reflecting the closing of the principal markets or market participants for those holdings, which may be earlier than the NYSE.

Money market instruments and short-term holdings maturing within 60 days are valued at amortized cost.

Over the Counter (“OTC”) holdings, including option contracts and other equity holdings, and listed holdings for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from a quotation and/or valuation reporting system, from established market makers, or from broker-dealers. OTC Swap contracts are generally valued by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing methods and processes under the procedures approved by the Board.

Fair Value Under the Procedures Established by the Board

In the event that market quotations are not readily available, (i.e., approved pricing services or dealers do not provide a valuation for a particular holding), the valuations or alternative pricing methodologies approved by the Board are deemed unreliable or inaccurate, or if events that could materially affect the NAV occur after the close of the principal market for a particular holding but before each Portfolio values its assets, the holdings may be valued at their fair value, as determined in good faith pursuant to procedures adopted by and/or methodologies approved by the Board and in accordance with the provisions of the Investment Company Act of 1940, as amended (“1940 Act”).

As a general principle, the fair value of a holding is the amount which a Portfolio might reasonably expect to receive for the holding upon its current sale. In determining the fair value of holdings, a Portfolio may consider a variety of factors, including information that becomes known after the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of close of the NYSE. Fair valuations will also be used when events significantly affecting the values of a Portfolio’s foreign holdings occur between the close of foreign markets and the close of regular trading on the NYSE; or when, under the Fund’s procedures, the closing price of a foreign holding is deemed unreliable. All of these events could materially affect a Portfolio’s NAV.

The Fund has retained a statistical research service to assist in determining the fair value of foreign holdings as approved by the Board. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign holdings. In light of the subjectivity and judgment involved in making fair value determinations, fair value may not be indicative of the particular amount for which the Portfolio could obtain upon its current sale of that holding.

B. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date or upon receipt of the dividend. Interest income is recorded on an accrual basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes.

C. Distributions to Shareholders

The Portfolios declare and pay dividends on net investment income and realized capital gains at least annually for the Portfolios. All dividends are reinvested in additional shares of the applicable Portfolio.

Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

D. Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the pro forma financial statement period. Purchases and sales of securities, interest income, dividends, and variation margin received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the pro forma Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or deprecation on foreign currencies in the pro forma Statements of Operations.

E. Expense Allocation

General expenses of the Fund are allocated to each Portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular Portfolio are charged directly to that Portfolio.

F. Investments and Risks

General Investment Risks

An investment in the Fund represents an indirect investment in the holdings owned by the Fund. The value of these holdings may move up or down, sometimes rapidly and unpredictably. An investment in the Fund at any point in time may be worth more or less than the original investment. Investments in the Fund may be affected by general economic and market conditions, government and political events, investor perceptions, changes in interest rates and market liquidity.

PACIFIC SELECT FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
(Unaudited)

The price of equity holdings changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.

Fixed income (debt) holdings are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on the holdings. A fixed income (debt) holding’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of a Portfolio’s assets. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a Portfolio’s holdings may be adversely affected by events in the markets, either directly or indirectly, and each Portfolio is exposed to potential decreases in the value of those holdings. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Portfolio in unforeseen ways, leading a Portfolio to alter its existing strategies or, potentially, to liquidate and close.

Each Portfolio may not invest in illiquid securities and illiquid bank loans (collectively, “illiquid holdings”) if as a result of such investment, more than 15% of its net assets (taken at market value at the time of such investment) would be invested in illiquid holdings. The term “illiquid holdings” for this purpose means holdings that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. The market value of illiquid holdings held by each Portfolio as of December 31, 2009 was less than 15% of its net assets. Illiquid holdings may be difficult to value and difficult to sell, which means a Portfolio may not be able to sell such holding quickly for its full value.

Repurchase Agreements

Certain Portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Corporation (“S&P”)) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the Portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Derivative Instruments

The Portfolios are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, and forward foreign currency contracts. As of December 31, 2009, there were no derivative holdings in the Equity Portfolio, the equity portion of the Multi-Strategy Portfolio, and the Main Street Core Portfolio.

G. Recent Accounting Pronouncement

In January 2010, The FASB issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy (see Note 12). ASU 2010-06 is effective for annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). Management is currently evaluating the impact the implementation of ASU 2010-06 will have on the Fund’s pro forma financial statement disclosures.

3.	INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN

Pursuant to an Investment Advisory Agreement, Pacific Life Fund Advisors LLC (“PLFA”), serves as Investment Adviser to the Fund and has retained other management firms to sub-advise the Portfolios, as discussed later in this section. PLFA receives advisory fees from each Portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Portfolio:

Equity	0.45% of first $4 billion
Multi-Strategy	0.43% on excess
Main Street Core

Pursuant to portfolio management agreements as of December 31, 2009, the Fund and PLFA engage various management firms under PLFA’s supervision. The following firms serve as sub-advisers for the respective Portfolios: Capital Guardian Trust Company for the Equity

PACIFIC SELECT FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
(Unaudited)

Portfolio and OppenheimerFunds, Inc. for the Multi-Strategy and Main Street Core Portfolios. PLFA, as Investment Adviser to the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their advisory services provided to the Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Funds securities lending program, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares.

The Distributor receives from the Fund a service fee of 0.20% based on an annual percentage of average daily net assets of each Portfolio for shareholder servicing activities. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Fund, or the variable annuity and variable life insurance contract owners who use the Fund as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund; answering shareholder questions regarding the Fund, the Portfolios, its portfolio managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

4. TRUSTEE COMPENSATION AND RETIREMENT PLAN

The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.

Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Portfolio that are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation or depreciation of the independent trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation. In addition, the Fund maintains a retirement plan for three former independent trustees and the retirement benefit obligations were fully accrued as of December 31, 2005. There is no retirement plan for current independent trustees. During the year ended December 31, 2009, the Portfolios paid $12,583 and $16,419 of deferred compensation and retirement benefits, respectively, to resigned and/or retired independent trustees. As of December 31, 2009, the total deferred trustee compensation liability for both current and retired independent trustees was $25,698 and the accrued retirement benefit obligations was $16,420.

5. EXPENSE REDUCTIONS

To help limit fund expenses, PLFA, has contractually agreed to reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ fees and expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Portfolio’s business; and expenses of any counsel or other persons or services retained by the independent trustees) that exceed an annual rate of 0.10% of a Portfolio’s average daily net assets for all Portfolios through April 30, 2010.

There is no guarantee that PLFA will continue to cap expenses after April 30, 2010. Any portion of such reimbursement is subject to recoupment by PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Portfolio, but not above the expense cap. Any reimbursements made prior to January 1, 2009 have been fully recouped as of December 31, 2008. For the year ended December 31, 2009, no reimbursement for the equity portion of the Multi-Strategy Portfolio, Equity Portfolio and Main Street Core Portfolio was required by PLFA under the expense limitation agreement.

The Fund had also entered into an arrangement with its custodian whereby credits were realized as a result of uninvested cash balances. The adviser expense reimbursement, recoupment of adviser’s reimbursement, and custodian credits, if any, are presented in the pro forma Statements of Operations.

6. RECAPTURED COMMISSIONS

The Fund may from time to time enter into directed brokerage agreements that may generate credits, cash or other compensation (“recaptured commissions”). Recaptured commissions are recorded as realized gains and are reflected on the pro forma Statements of Operations. For the year ended December 31, 2009, the total recaptured commissions received through directed brokerage transactions was $6,234 for the Equity Portfolio and $0 for the Multi-Strategy and Main Street Core Portfolios. The recaptured commissions program was discontinued after January 31, 2010.

PACIFIC SELECT FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
(Unaudited)

7. TRANSACTIONS WITH AFFILIATES

The Portfolios have incurred $7,178,990 of investment advisory fees, $3,190,662 of service fees to the Distributor, and $135,699 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, Note 3) for the year ended December 31, 2009. As of December 31, 2009, $642,651, $27,942, and $39,227, respectively, remained payable.

Certain officers and directors of Pacific Life and PLFA are also officers and trustees of the Fund.

8. SECURITIES LENDING

Certain Portfolios may lend securities to certain brokers, dealers and other financial institutions in order to earn additional income. The borrowers pay the Portfolio’s negotiated lenders’ fees and the Portfolios receive cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities will at all times be required to post cash collateral to the Portfolios in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, a Portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

On June 8, 2009, the Fund and State Street Bank and Trust Company (“State Street”) entered into an agreement whereby State Street would provide securities lending services to the Fund. On July 31, 2009, the Fund completed transitioning its securities lending program to State Street. Prior to that time, The Bank of New York Mellon (“BNY Mellon”) provided securities lending services to the Fund.

Prior to the transition to State Street, the Portfolios which engaged in the securities lending program held, as collateral for outstanding loans, units of the Mellon GSL DBT II Collateral Fund (“Mellon Collateral Fund”) and the Mellon GSL Reinvestment Trust II (“Mellon Reinvestment Trust”), which was formed to receive one of the holdings of the Mellon Collateral Fund, a defaulted debt obligation. On April 17, 2009, the assets of the Mellon Collateral Fund with maturities of more than one day (the “Term Assets”) were transferred in-kind to a newly formed series of the Mellon Trust called BNY Mellon SL DBT II Liquidating Fund (“Mellon Liquidating Fund”). The assets of the Mellon Collateral Fund with maturities of less than or equal to one day and cash remained in the Mellon Collateral Fund. As assets in the Mellon Liquidating Fund matured or were sold, the proceeds were invested in the Mellon Collateral Fund or otherwise distributed proportionately to the Participants.

In connection with the transition of the securities lending program to State Street, investments in the Mellon Collateral Fund were redeemed in cash and transferred to the newly-organized State Street Navigator Securities Lending Trust – PSF Portfolio (“PSF Navigator Fund”), a series of the State Street Navigator Securities Lending Trust; Investments in the Mellon Liquidating Fund and the Mellon Reinvestment Trust were redeemed in-kind and the assets were transferred to the newly-organized Pacific Select Liquidating Trust (“PSF Liquidating Trust”) and the Pacific Select Sigma Liquidating Trust (“Sigma Liquidating Trust”), respectively. As the assets in the PSF Liquidating Trust and the Sigma Liquidating Trust mature or are liquidated, it is intended that the proceeds will be invested in the PSF Navigator Fund.

Each Portfolio of the Fund that participates in the Fund’s securities lending program is subject to all of the risks associated with securities lending and all of the investment risks associated with the holding and investment of collateral, including, but not limited to, principal loss and interest rate, credit, and liquidity risks. Each Portfolio retains beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Accordingly, the portfolio managers will not generally vote proxies for securities out on loan; although each portfolio manager has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Fund or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Reinvestment of cash collateral received for securities lending transactions in the PSF Navigator Fund, PSF Liquidating Trust and Sigma Liquidating Trust are presented in the Portfolio’s pro forma Schedule of Investments. The related amount payable on return of the securities on loan, where cash collateral is received, is reflected as a liability in the pro forma Statements of Assets and Liabilities. Income generated from securities lending is presented in the pro forma Statements of Operations. When the fair value of the Fund’s units in the reinvestment of cash collateral was less than the cash collateral received, resulting in net unrealized depreciation, the Fund had a net liability payable to the securities lending agent. The net unrealized appreciation or depreciation for each applicable Portfolio resulting from those fair valuations is included with the change in net unrealized appreciation or depreciation on investment securities in the pro forma Statements of Operations. The market values of securities loaned by the applicable Portfolios, cost of collateral reinvestments for securities on loan, fair value of collateral reinvestments for securities on loan, and the net unrealized appreciation on collateral reinvestments for securities on loan as of December 31, 2009 and the net realized loss resulting from in-kind transfer for the year ended December 31, 2009, are reflected as follows:

				Net Unrealized
		Cost of	Fair Value of	Appreciation on
	Market	Collateral	Collateral	Collateral	Net Realized
	Value of	Reinvestments for	Reinvestments	Reinvestments	Loss Resulting
	Securities on	Securities on	for Securities on	for Securities on	from In-Kind
Portfolio	Loan	Loan (1)	Loan	Loan	Transfer (1)
Equity	$14,861,984	$14,702,413	$14,886,894	$184,481	$(808,091)
Multi-Strategy (equity portion only)	3,252,963	3,070,378	3,103,136	32,758	(318,816)
Main Street Core	34,316,504	32,524,172	33,158,270	634,098	(3,389,219)

Pro Forma Combined	$52,431,451	$50,296,963	$51,148,300	$851,337	$(4,516,126)

(1)	The cost of collateral reinvestments for securities on loan has been reduced by the net realized loss that resulted from the in-kind transfer of the Mellon Liquidating Fund and Mellon Reinvestment Trust to the PSF Liquidating Trust and Sigma Liquidating Trust, respectively. The original cost of the collateral reinvestments represents the amount payable upon return of securities loaned as presented in the Pro Forma Statements of Assets and Liabilities.

PACIFIC SELECT FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
(Unaudited)

9. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. Effective September 4, 2009, the interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. Prior to September 4, 2009 the interest rate on the borrowing was the Federal funds rate plus 0.50%. As of December 31, 2009, the actual effective interest rate on borrowing by the Fund was 1.42%. Effective September 4, 2009, the Fund pays the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount up to a maximum of $112,500 annually. Prior to September 4, 2009, the Fund paid the Bank a commitment fee equal to 0.11% per annum on the daily unused portion of the committed line up to a maximum of $82,500 annually. The committed line of credit will expire on September 3, 2010, unless renewed. The commitment fees and interest incurred by the Fund are presented in the pro forma Statements of Operations. The commitment fees are allocated to each applicable Portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Portfolio. For the year ended December 31, 2009, there were no outstanding balances in any Portfolio.

11. FEDERAL INCOME TAX INFORMATION

The Fund currently intends that the Portfolios will be treated as a partnership for Federal income tax purposes only. A Portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the Portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the Portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a Portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a Portfolio electing to be taxed as a partnership versus a RIC.

As of and during the year ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. During the year ended December 31, 2009, none of the Portfolios incurred any interest or penalties.

The Fund’s tax returns remain subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Massachusetts) for the tax years ended December 31, 2007 through December 31, 2009 for Federal purposes and December 31, 2006 through December 31, 2009 for state purposes.

12. FAIR VALUE MEASUREMENTS AND DISCLOSURES

U.S. GAAP establishes and requires the Portfolios to characterize its holdings as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical holdings

• Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing each Portfolio’s holdings are not necessarily an indication of the risks associated with investing in those holdings. For example, money market holdings are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2. Foreign holdings that are valued with the assistance of a statistical research service (as described in Note 2A) are reflected as Level 2. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in/out of Level 3 during the period. In accordance with the requirements of U.S. GAAP, a summary of each Portfolio’s holdings as of December 31, 2009 as categorized under the three-tier hierarchy of inputs can be found in the Notes to pro forma Schedule of Investments section of each Portfolio’s pro forma Schedule of Investments.

The following is a description of valuation inputs and techniques that the Fund currently utilizes to fair value each major category of assets and liabilities in accordance with guidance under U.S. GAAP:

Equity Securities (Common and Preferred Stock) – Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC SELECT FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
(Unaudited)

U.S. Treasury Obligations – U.S. Treasuries are fair valued based on a pricing model that evaluates the mean between the most recently published bid and ask price. The model also takes into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Derivative Instruments – Listed derivatives, such as futures contracts, that are actively traded on a national securities exchange are fair valued based on quoted prices from the applicable exchange and are categorized as Level 1. The fair values of over the counter (“OTC”) derivatives including, forwards, swaps, certain option contracts, and commodities can differ based on the type of derivative instrument and the terms of the transaction. OTC derivatives are fair valued using various inputs including, quotations from various broker-dealers and counterparties, and pricing models that use certain observable inputs such as the creditworthiness of the counterparties, default probabilities, yield curves and credit curves. The pricing models utilized generally do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets. As a result, a majority of the Fund’s derivative instruments are categorized as Level 2. If the pricing inputs used are not observable, the fair values would be categorized as Level 3.

Securities Lending Collateral – Securities lending collateral, depending upon the applicable collateral pool, is fair valued based on either amortized cost, which approximates fair value, or the fair value of the holdings in the collateral pool. To the extent that these inputs are observable and timely, the fair values of securities lending collateral would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

13. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	Pro Forma Combined
	2009	2008
Shares sold	2,785,108	9,258,592
Shares issued in connection with acquisition of Equity Portfolio	8,701,157	-
Shares issued in connection with acquisition of the equity portion of Multi-Strategy Portfolio	6,549,233	-
Dividend and distribution reinvested	1,058,759	14,440,930
Shares repurchased	(33,120,359)	(17,475,129)

Net increase (decrease)	(14,026,102)	6,224,393
Shares outstanding, beginning of year	108,512,987	102,288,594

Shares outstanding, end of year	94,486,885	108,512,987

The pro forma net asset value per share assumes additional shares of the Surviving Portfolio was issued in connection with the proposed acquisition of the Acquired Portfolios as of December 31, 2009. The number of shares issued was calculated by dividing the net asset value of the Acquired Portfolios, after all the adjustments made to the pro forma operating expenses as presented in the accompanying pro forma Statements of Operations, by the net asset value per share of the Surviving Portfolio, net of retired shares of the Acquired Portfolio.

14. PRO FORMA OPERATING EXPENSES

The accompanying pro forma financial statements reflect changes in Portfolios’ shares if Reorganization had taken place on December 31, 2009. The Portfolios have same advisory fees annual rate of 0.45%. Based upon the fact that most of the Portfolios’ other expenses (including Portfolio accounting, legal, audit, printing, postage and mailing, and trustees fees and expenses) are allocated among the Portfolios in proportion to their relative average daily net assets, the reduction in total net other operating expenses before reorganization expense assuming the Surviving Portfolio’s operating structure was in effect for the year ended December 31, 2009, was considered immaterial to the pro forma combined financials.

15. REORGANIZATION EXPENSES

Reorganization costs are estimated at approximately $216,000 for the Equity Portfolio and $377,000 for the Multi-Strategy Portfolio. Twenty-five percent of the Equity Portfolio and seventy-five percent of the Multi-Strategy Portfolio reorganization expenses will be paid by the Acquired Portfolios. These costs represent the estimated expenses of the Portfolios carrying out their obligations under the Reorganization and include but are not limited to, management’s estimate of legal fees, accounting fees, printing costs, mailing charges, the costs of proxy solicitation and any necessary filings with the Securities and Exchange Commission related to the proposed Reorganization. PLFA will bear the remaining costs of the Reorganization.

16. SUBSEQUENT EVENT

Events or transactions occurring subsequent to December 31, 2009 through the date the original financial statements were issued, have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure. Management has not evaluated events after that date for presentation in these pro forma financial statements.

VOTING INSTRUCTION
PACIFIC SELECT FUND
SPECIAL MEETING OF SHAREHOLDERS — OCTOBER 5, 2010
         The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, “variable contracts”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and funded by separate accounts (“Separate Accounts”) of Pacific Life and Pacific Life & Annuity Company (“PL&A”), hereby instructs Pacific Life and PL&A, on behalf of the pertinent Separate Accounts, to vote the shares of the Portfolios listed below, of the Pacific Select Fund, (the “Fund”) attributable to his or her variable contract at the special meeting of shareholders (the “Meeting”) of the Fund to be held at 9:00 a.m. Pacific Time, on October 5, 2010 at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated, with respect to the matters referred to in the proxy statement/prospectus (“Proxy Prospectus”) for the Meeting, and in the discretion of Pacific Life and PL&A upon such other matters as may properly come before the Meeting or any adjournment thereof. THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the proposal.

VOTE VIA THE INTERNET: www.proxyonline.com
VOTE VIA THE TELEPHONE: (866) 406-2290

Control Number:
Check Digit:

If voting by mail, please date and sign. All designated owners of the variable contract(s) represented by this voting instruction must sign hereon. If signing as an attorney, executor, trustee, guardian or other representative or as an officer of a corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

Signature of Contract Owner

Signature of Contract Owner (other) (if held jointly)

, 2010
Date
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxyonline.com Follow the on-screen instructions Available 24 hours	VOTE BY PHONE Call (866) 406-2290 Follow the recorded Instructions Available 24 hours	VOTE BY MAIL Vote, sign and date this Voting Instruction and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting at 700 Newport Center Drive Newport Beach, CA on October 5, 2010

If you vote on the Internet or by telephone, you need not return this voting instruction.
If you vote in person, bring this voting instruction with you.

VOTING INSTRUCTIONS MUST BE RECEIVED ON OCTOBER 4, 2010 BY:
9:00 A.M. EASTERN TIME (6:00 A.M. PACIFIC TIME) IF MAILED
11:59 P.M. EASTERN TIME (8:59 P.M. PACIFIC TIME) IF BY TELEPHONE OR INTERNET
         Voting Instructions completed by mail must be sent to the address shown on the postage paid envelope provided and must be received by October 4, 2010. If a box is not marked, this Voting Instruction will be voted FOR the Proposal. If this voting instruction is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast by Pacific Life or PL&A on behalf of the pertinent Separate Account in the same proportion as it votes shares held by that Separate Account for which it has received instructions, if other votes are received for that Separate Account. If no other votes are received for a Separate Account, your votes will be cast by Pacific Life or PL&A in the same proportion as other votes cast by all of its other Separate Accounts in the aggregate.
The Board of Trustees recommends a vote FOR the proposal.
         PLEASE MARK THE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Equity Portfolio by the Main Street Core Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐
EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE TODAY.
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PART C: OTHER INFORMATION

Item 15. Indemnification
     Reference is made to Article V of the Registrant’s Declaration of Trust.
     Article V of the Registrant’s Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement provides for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Agreement and Declaration of Trust, By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 16. Exhibits

(1)(a)(1)	Amended and Restated Agreement and Declaration of Trust[2]

(a)(2)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — I-Net Tollkeeper[5]

(a)(3)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Focused 30 and Strategic Value[5]

(a)(4)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Bond and Income[6]

(a)(5)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip[6]

(a)(6)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Large-Cap Core[7]

(a)(7)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Equity Income and Research[7]

(a)(8)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Small-Cap Equity, International Value and Inflation Managed[9]

(a)(9)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Real Estate[9]

(a)(10)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Main Street Core, Short Duration Bond, Small-Cap Value and Comstock[12]

(a)(11)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Telecommunications, Global Growth and Research[16]

(a)(12)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Small-Cap Equity[17]

(a)(13)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — VN Small-Cap Value, American Funds Growth and American Funds Growth-Income[19]

(a)(14)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — I-Net Tollkeeper[20]

(a)(15)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Aggressive Growth[19]

(a)(16)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Large-Cap Growth[21]

(a)(17)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Aggressive Growth, Financial Services and Equity Income[24]

(a)(18)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Diversified Bond and International Small-Cap[24]

(a)(19)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Floating Rate Loan, Small-Cap Growth, Capital Opportunities and Concentrated Growth[26]

(a)(20)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Small-Cap Equity[28]

(a)(21)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Long/Short Large-Cap[28]

(a)(22)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Mid-Cap Equity[30]

(a)(23)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Mid-Cap Value and American Funds Asset Allocation[32]

(a)(24)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — 3 Pacific Dynamix Portfolios and 8 Underlying Portfolios[33]

(a)(25)	Form of Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — PD High Yield Bond Market[34]

(a)(26)	Written Instrument Amending the Amended and Restatement and Declaration of Trust — Cash Management and Dividend Growth[33]

(2)	By-Laws[33]

(3)	Not Applicable

(4)	Plan of Reorganization is included herein.

(5)	Instruments Defining Rights of Holders of Securities[1]

(6)(a)	Amended and Restated Investment Advisory Agreement[18]

(a)(1)	Addendum to Advisory Agreement — Small-Cap Equity[19]

(a)(2)	Schedule A to Advisory Agreement — VN Small-Cap Value, American Funds Growth and American Funds Growth-Income[20]

(a)(3)	Master Feeder Addendum to the Amended and Restated Advisory Agreement[19]

(a)(4)	Schedule A to Advisory Agreement — Large-Cap Growth[21]

(a)(5)	Schedule A to Advisory Agreement — International Small-Cap and Diversified Bond [25]

(a)(6)	Master Feeder Addendum to the Amended and Restated Advisory Agreement[31]

(a)(7)	Consent to Transfer Advisory Agreement[27]

(a)(8)	Schedule A to Advisory Agreement — Long/Short Large-Cap[28]

(a)(9)	Schedule A to Advisory Agreement — Mid-Cap Value and American Funds Asset Allocation[33]

(a)(10)	Schedule A to Advisory Agreement — 3 Pacific Dynamix Portfolios and 8 Underlying Portfolios[33]

(6)(b)	Portfolio Management Agreement — Capital Guardian Trust Company[2]

(b)(1)	Amendment to Portfolio Management Agreement — Capital Guardian Trust Company[18]

(b)(2)	Fee Schedule to Portfolio Management Agreement — Capital Guardian Trust Company[19]

(b)(3)	Amendment No. 2 to Portfolio Management Agreement — Capital Guardian Trust Company[24]

(6)(c)	Portfolio Management Agreement — OppenheimerFunds, Inc.[12]

(c)(1)	Amendment to Portfolio Management Agreement — OppenheimerFunds, Inc.[18]

(c)(2)	Consent to Transfer Portfolio Management Agreement — OppenheimerFunds, Inc.[26]

(7)(a)(1)	Distribution Agreement[27]

(a)(2)	Addendum to Distribution Agreement — I-Net Tollkeeper[3]

(a)(3)	Addendum to Distribution Agreement — Focused 30 and Strategic Value[5]

(a)(4)	Exhibit A to Distribution Agreement — Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip[6]

(a)(5)	Exhibit A to Distribution Agreement — Equity Income and Research[8]

(a)(6)	Exhibit A to Distribution Agreement — Main Street Core[10]

(a)(7)	Exhibit A to Distribution Agreement — Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond[12]

(a)(8)	Exhibit A to Distribution Agreement — Telecommunications, Global Growth, and Research[14]

(a)(10)	Exhibit A to Distribution Agreement — Small-Cap Equity[18]

(a)(11)	Exhibit A to Distribution Agreement — VN Small-Cap Value, American Funds Growth and American Funds Growth-Income[20]

(a)(12)	Exhibit A to Distribution Agreement — Large-Cap Growth[21]

(a)(13)	Exhibit A to Distribution Agreement — International Small-Cap and Diversified Bond[25]

(a)(14)	Exhibit A to Distribution Agreement — Emerging Markets[10]

(a)(15)	Exhibit A to Distribution Agreement — Floating Rate Loan[27]

(a)(16)	Exhibit A to Distribution Agreement — Long/Short Large-Cap[28]

(a)(17)	Exhibit A to Distribution Agreement — 3 Pacific Dynamix Portfolios and 8 Underlying Portfolios[33]

(8)(a)	Amended and Restated Trustees’ Deferred Compensation Plan — 2004[18]

(a)(1)	Trustees’ Deferred Compensation Plan — 2005[18]

(a)(2)	Consolidated Trustees’ Deferred Compensation Plan[25]

(9)(a)(1)	Custody and Investment Accounting Agreement[10]

(a)(2)	Exhibit A to Custody and Investment Accounting Agreement — Equity Income and Research[9]

(a)(3)	Amendment to Custody and Investment Accounting Agreement[13]

(a)(4)	Exhibit A to Custody Agreement — Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond[12]

(a)(5)	Exhibit A to Custody Agreement — Telecommunications, Global Growth and Research[15]

(a)(6)	Exhibit A to Custody Agreement — Small-Cap Equity[18]

(a)(7)	Exhibit A to Custody Agreement — VN Small-Cap Value, American Funds Growth and American Funds Growth-Income[20]

(a)(8)	Exhibit A to Custody Agreement — Large-Cap Growth[23]

(a)(9)	Exhibit A to Custody Agreement — International Small-Cap and Diversified Bond[25]

(a)(10)	Third Amendment to Custody and Investment Accounting Agreement[34]

(a)(11)	Exhibit A to Custody Agreement — Floating Rate Loan[27]

(a)(12)	Exhibit A to Custody Agreement — Long/Short Large-Cap[29]

(a)(13)	Exhibit A to Custody Agreement — Mid-Cap Value and American Funds Asset Allocation[34]

(9)(b)	Service Agreement[28]

(9)(b)(1)	Schedule A to Services Agreement — Long/Short Large-Cap[29]

(9)(b)(2)	Schedule A to Services Agreement — Mid-Cap Value and American Funds Asset Allocation[34]

(10)	Not Applicable

(11)	Opinion and Consent of Counsel, filed herewith

(12)	To be filed by Post Effective Amendment

(13)	Not Applicable

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith

(15)	Not Applicable

(16)	Power of Attorney

(17)	Not Applicable

[1]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-95-002464 filed on November 22, 1995 and incorporated by reference herein.

[2]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-000474 filed on February 16, 2000 and incorporated by reference herein.

[3]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-00-000983 filed on April 26, 2000 and incorporated by reference herein.

[4]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-001495 filed on July 14, 2000 and incorporated by reference herein.

[5]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-002163 filed on October 18, 2000 and incorporated by reference herein.

[6]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-01-000433 filed on February 27, 2001 and incorporated by reference herein.

[7]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-01-502973 filed on October 15, 2001 and incorporated by reference herein.

[8]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-01-500980 filed on December 27, 2001 and incorporated by reference herein.

[9]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-02-001726 filed on October 7, 2002 and incorporated by reference herein.

[10]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-02-002145 filed on December 18, 2002 and incorporated by reference herein.

[11]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-03-000155 filed on February 7, 2003 and incorporated by reference herein.

[12]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-03-001028 filed on April 30, 2003 and incorporated by reference herein.

[13]	Included in Registrant’s Form Type N1A/A, Accession No. 0001193125-03-057905 filed on October 3, 2003 and incorporated by reference herein.

[14]	Included in Registrant’s Form Type N1A/B, Accession No. 0001193125-03-095803 filed on December 17, 2003 and incorporated by reference herein.

[15]	Included in Registrant’s Form Type N1A/A, Accession No. 0000892569-04-000214 filed on February 24, 2004 and incorporated by reference herein.

[16]	Included in Registrant’s Form Type N1A/B, Accession No. 0000892569-04-000515 on April 23, 2004 and incorporated by reference herein.

[17]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-04-000885 field on October 15, 2004 and incorporated by reference herein.

[18]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-05-000013 filed on January 26, 2005 and incorporated by reference herein.

[19]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-05-000301 filed April 28, 2005 and incorporated by reference herein.

[20]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-05-000875 filed October 7, 2005 and incorporated by reference herein.

[21]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-05-001205 filed December 9, 2005 and incorporated by reference herein.

[22]	Included in Registrant’s Form Type N-14AE Accession No. 0000892569-05-001347 filed December 16, 2005 and incorporated by reference herein.

[23]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-06-000052 filed January 24, 2006 and incorporated by reference herein.

[24]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-06-000595 filed April 27, 2006 and incorporated by reference herein.

[25]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-07-00026 filed January 19, 2007 and incorporated by reference herein.

[26]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-07-000538 filed April 30, 2007 and incorporated by reference herein.

[27]	Included in Registrant’s Form Type N1A/A Accession No. 0000892 569-08-000060 filed January 18, 2008 and incorporated by reference herein.

[28]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-08-000696 filed April 29, 2008 and incorporated by reference herein.

[29]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-08-001356 filed October 1, 2008 and incorporated by reference herein.

[30]	Included in Registrant’s Form Type N1A/B Accession No 0000892569-08-001624 filed December 15, 2008 and incorporated by reference herein.

[31]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-09-000059 filed February 6, 2009 and incorporated by reference herein.

[32]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-09-000405 filed April 16, 2009 and incorporated by reference herein.

[33]	Included in Registrant’s Form Type N1A/A Accession No. 0000950123-10-010412 filed February 9, 2010 and incorporated by reference herein.

[34]	Included in Registrant’s Form Type N1A/B Accession No 0000950123-10-039186 filed April 26, 2010 and incorporated by reference herein.

Item 17. Undertakings
     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
     (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Proxy Statement/Prospectus that contains an opinion of counsel supporting the tax matters discussed in this Proxy Statement/Prospectus.

SIGNATURES
     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newport Beach and State of California, on the 9th day of July, 2010.

PACIFIC SELECT FUND
By:	/s/ Robin S. Yonis

Robin S. Yonis Vice President and General Counsel

SIGNATURES
     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

James T. Morris*	Chairman of the Board of Trustees	July 9, 2010

Mary Ann Brown*	Chief Executive Officer	July 9, 2010

Mark Holmlund*	President	July 9, 2010

Brian D. Klemens*	Vice President and Treasurer (Principal Financial and Accounting Officer)	July 9, 2010

Gale K. Caruso*	Trustee	July 9, 2010

Lucie H. Moore*	Trustee	July 9, 2010

G. Thomas Willis*	Trustee	July 9, 2010

Frederick L. Blackmon*	Trustee	July 9, 2010

Nooruddin S. Veerjee*	Trustee	July 9, 2010

*By:	/s/ Robins S. Yonis	July 9, 2010

Robin S. Yonis,
as attorney-in-fact pursuant to power
of attorney filed herewith.

Pacific Select Fund
Power of Attorney
The undersigned Trustees and officers of Pacific Select Fund (the “Fund”) hereby appoint Robin S. Yonis, Sharon A. Cheever, Jeffrey S. Puretz, Douglas P. Dick, Anthony Zacharski, Laurene E. MacElwee, Howard T. Hirakawa and Carleton J. Muench each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Fund and each series of the Fund, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Fund to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Fund and each series of the Fund, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Fund related to the above.
The undersigned Trustees and officers of the Fund hereby execute this Power of Attorney effective the 12th day of January, 2010.

NAME	TITLE

/s/ James T. Morris James T. Morris	Chairman and Trustee

/s/ MA Brown Mary Ann Brown	Chief Executive Officer

/s/ M W Holmlund Mark W. Holmlund	President

/s/ Brian D. Klemens Brian D. Klemens	Vice President and Treasurer

/s/ Frederick Blackman Frederick L. Blackmon	Trustee

/s/ Lucie H. Moore Lucie H. Moore	Trustee

/s/ G. Thomas Willis G. Thomas Willis	Trustee

/s/ Nooruddin S. Veerjee Nooruddin S. Veerjee	Trustee

/s/ Gale K. Caruso Gale K. Caruso	Trustee

EXHIBIT INDEX

ITEM NO.	DESCRIPTION
(11)	Opinion and Consent of Counsel

(14)	Consent of Independent Registered Public Accounting Firm